EXHIBIT 4.3






                         IMH CMB TRUST SERIES 200_ - __

                                 Issuing Entity




                                       and




                           [Name of Indenture Trustee]


                                INDENTURE TRUSTEE



                    ----------------------------------------

                                    INDENTURE

                           Dated as of _____ __, 200_

                    ----------------------------------------





                          COLLATERALIZED MORTGAGE BONDS



                             -----------------------







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
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                                TABLE OF CONTENTS

SECTION


ARTICLE I             Definitions............................................................................
     Section 1.01          Definitions.......................................................................
     Section 1.02          Incorporation by Reference of Trust Indenture Act.................................
     Section 1.03          Rules of Construction.............................................................

ARTICLE II            Original Issuance of Bonds.............................................................
     Section 2.01          Form..............................................................................
     Section 2.02          Execution, Authentication and Delivery............................................

ARTICLE III           Covenants..............................................................................
     Section 3.01          Collection of Payments with Respect to the Mortgage Loans.........................
     Section 3.02          Maintenance of Office or Agency...................................................
     Section 3.03          Money for Payments to be Held in Trust; Paying Agent..............................
     Section 3.04          Existence.........................................................................
     Section 3.05          Payment of Principal and Interest; Defaulted Interest.............................
     Section 3.06          Protection of Trust Estate........................................................
     Section 3.07          Opinions as to Trust Estate.......................................................
     Section 3.08          Performance of Obligations; Servicing Agreement...................................
     Section 3.09          Negative Covenants................................................................
     Section 3.10          Annual Statement as to Compliance.................................................
     Section 3.11          Recording of Assignments..........................................................
     Section 3.12          Representations and Warranties Concerning the Mortgage Loans......................
     Section 3.13          Amendments to Servicing Agreement.................................................
     Section 3.14          Master Servicer as Agent and Bailee of the Mortgage Loans Holder..................
     Section 3.15          Investment Company Act............................................................
     Section 3.16          Issuing Entity May Consolidate, Etc...............................................
     Section 3.17          Successor or Transferee...........................................................
     Section 3.18          No Other Business.................................................................
     Section 3.19          No Borrowing......................................................................
     Section 3.20          Guarantees, Loans, Advances and Other Liabilities.................................
     Section 3.21          Capital Expenditures..............................................................
     Section 3.22          [Reserved]........................................................................
     Section 3.23          Restricted Payments...............................................................
     Section 3.24          Notice of Events of Default.......................................................
     Section 3.25          Further Instruments and Acts......................................................
     Section 3.26          Statements to Bondholders.........................................................
     Section 3.27          Determination of Bond Interest Rate and Certificate Rate..........................
     Section 3.28          Payments Under The Credit Enhancement Instrument..................................
     Section 3.29          Replacement Credit Enhancement Instrument.........................................

ARTICLE IV            The Bonds; Satisfaction and Discharge of Indenture.....................................
     Section 4.01          The Bonds.........................................................................
     Section 4.02          Registration of and Limitations on Transfer and Exchange of Bonds; Appointment of
                             Certificate Registrar
     Section 4.03          Mutilated, Destroyed, Lost or Stolen Bonds........................................
     Section 4.04          Persons Deemed Owners.............................................................
     Section 4.05          Cancellation......................................................................
     Section 4.06          Book-Entry Bonds..................................................................
     Section 4.07          Notices to Depository.............................................................
     Section 4.08          Definitive Bonds..................................................................
     Section 4.09          Tax Treatment.....................................................................
     Section 4.10          Satisfaction and Discharge of Indenture...........................................
     Section 4.11          Application of Trust Money........................................................
     Section 4.12          Subrogation and Cooperation.......................................................
     Section 4.13          Repayment of Monies Held by Paying Agent..........................................
     Section 4.14          Temporary Bonds...................................................................

ARTICLE V             Default and Remedies...................................................................
     Section 5.01          Events of Default.................................................................
     Section 5.02          Acceleration of Maturity; Rescission and Annulment................................
     Section 5.03          Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.........
     Section 5.04          Remedies; Priorities..............................................................
     Section 5.05          Optional Preservation of the Trust Estate.........................................
     Section 5.06          Limitation of Suits...............................................................
     Section 5.07          Unconditional Rights of Bondholders to Receive Principal and Interest.............
     Section 5.08          Restoration of Rights and Remedies................................................
     Section 5.09          Rights and Remedies Cumulative....................................................
     Section 5.10          Delay or Omission Not a Waiver....................................................
     Section 5.11          Control by Bondholders............................................................
     Section 5.12          Waiver of Past Defaults...........................................................
     Section 5.13          Undertaking for Costs.............................................................
     Section 5.14          Waiver of Stay or Extension Laws..................................................
     Section 5.15          Sale of Trust Estate..............................................................
     Section 5.16          Action on Bonds...................................................................
     Section 5.17          Performance and Enforcement of Certain Obligations................................

ARTICLE VI            The Indenture Trustee..................................................................
     Section 6.01          Duties of Indenture Trustee.......................................................
     Section 6.02          Rights of Indenture Trustee.......................................................
     Section 6.03          Individual Rights of Indenture Trustee............................................
     Section 6.04          Indenture Trustee's Disclaimer....................................................
     Section 6.05          Notice of Event of Default........................................................
     Section 6.06          Reports by Indenture Trustee to Holders...........................................
     Section 6.07          Compensation and Indemnity........................................................
     Section 6.08          Replacement of Indenture Trustee..................................................
     Section 6.09          Successor Indenture Trustee by Merger.............................................
     Section 6.10          Appointment of Co-Indenture Trustee or Separate Indenture Trustee.................
     Section 6.11          Eligibility; Disqualification.....................................................
     Section 6.12          Preferential Collection of Claims Against Issuing Entity..........................
     Section 6.13          Representation and Warranty.......................................................
     Section 6.14          Directions to Indenture Trustee...................................................
     Section 6.15          [No Consent to Certain Acts of Depositor..........................................
     Section 6.16          Indenture Trustee May Own Securities..............................................

ARTICLE VII           Bondholders' Lists and Reports.........................................................
     Section 7.01          Issuing Entity to Furnish Indenture Trustee Names and Addresses of Bondholders....
     Section 7.02          Preservation of Information; Communications to Bondholders........................
     Section 7.03          Reports by Issuing Entity.........................................................
     Section 7.04          Reports by Indenture Trustee......................................................
     Section 7.05          Reports Filed with Securities and Exchange Commission.............................

ARTICLE VIII          Accounts, Disbursements and Releases...................................................
     Section 8.01          Collection of Money...............................................................
     Section 8.02          Trust Accounts....................................................................
     Section 8.03          Officer's Certificate.............................................................
     Section 8.04          Termination upon Distribution to Bondholders......................................
     Section 8.05          Release of Trust Estate...........................................................
     Section 8.06          Surrender of Bonds upon Final Payment.............................................

ARTICLE IX            Supplemental Indentures................................................................
     Section 9.01          Supplemental Indentures Without Consent of Bondholders............................
     Section 9.02          Supplemental Indentures With Consent of Bondholders...............................
     Section 9.03          Execution of Supplemental Indentures..............................................
     Section 9.04          Effect of Supplemental Indenture..................................................
     Section 9.05          Conformity With Trust Indenture Act...............................................
     Section 9.06          Reference In Bonds To Supplemental Indentures.....................................

ARTICLE X             Miscellaneous..........................................................................
     Section 10.01         Compliance Certificates And Opinions, Etc.........................................
     Section 10.02         Form of Documents Delivered to Indenture Trustee..................................
     Section 10.03         Acts of Bondholders...............................................................
     Section 10.04         Notices, Etc., to Indenture Trustee, Issuing Entity, Credit Enhancer and Rating
                             Agencies
     Section 10.05         Notices to Bondholders; Waiver....................................................
     Section 10.06         Alternate Payment and Notice Provisions...........................................
     Section 10.07         Conflict with Trust Indenture Act.................................................
     Section 10.08         Effect of Headings................................................................
     Section 10.09         Successors and Assigns............................................................
     Section 10.10         Separability......................................................................
     Section 10.11         Benefits of Indenture.............................................................
     Section 10.12         Legal Holidays....................................................................
     Section 10.13         GOVERNING LAW.....................................................................
     Section 10.14         Counterparts......................................................................
     Section 10.15         Recording of Indenture............................................................
     Section 10.16         Issuing Entity Obligation.........................................................
     Section 10.17         No Petition.......................................................................
     Section 10.18         Inspection........................................................................
     Section 10.19         Authority of The Administrator....................................................



EXHIBITS

Exhibit A ........--        Form of Bonds

Exhibit B.........--        Form 10-D, Form 8-K and Form 10-K Reporting Responsibility

Exhibit C.........--        Form of Back-up Certification to Form 10-K Certificate


Appendix A .......--        Definitions
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         This Indenture, dated as of ________, between IMH CMB Trust Series 200_
-__, a Delaware business trust, as Issuing Entity (the "Issuing Entity"), and
____________________________, a ____________________________, as Indenture
Trustee (the "Indenture Trustee"),

                                WITNESSETH THAT:

         Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuing Entity's
Series 200_-_ Collateralized Mortgage Bonds (the "Bonds").

                                 GRANTING CLAUSE

         The Issuing Entity hereby Grants to the Indenture Trustee at the
Closing Date, as trustee for the benefit of the Holders of the Bonds, all of the Issuing Entity's right, title and interest in and to whether now existing or hereafter created by (a) the Mortgage Loans and the proceeds thereof, (b) all funds on deposit in the Funding Account, including all income from the investment and reinvestment of funds therein, (c) all funds on deposit from time to time in the Collection Account allocable to the Mortgage Loans excluding any investment income from such funds; (d) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (e) the Policy and (f) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Bonds, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as trustee on behalf of the Holders of the Bonds, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.



                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01 DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Bonds.

                  "indenture security holder" means a Bondholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuing Entity and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         Section 1.03 RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (i)      a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           ORIGINAL ISSUANCE OF BONDS

         Section 2.01 FORM. The Bonds, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds. Any portion of the text of any Bond may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Bond.

         The Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Bonds, as evidenced by their execution of such Bonds.

         The terms of the Bonds set forth in Exhibit A are part of the terms of this Indenture.

         Section 2.02EXECUTION, AUTHENTICATION AND DELIVERY. The Bonds shall be executed on behalf of the Issuing Entity by any of its Authorized Officers. The signature of any such Authorized Officer on the Bonds may be manual or facsimile.

         Bonds bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuing Entity shall bind the Issuing Entity, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

         The Indenture Trustee shall upon Issuing Entity Request authenticate and deliver Bonds for original issue in an aggregate initial principal amount of $___________.

         Each Bond shall be dated the date of its authentication. The Bonds shall be issuable as registered Bonds and the Bonds shall be issuable in the minimum initial Security Balances of $100,000 and in integral multiples of $1,000 in excess thereof.

         No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                   COVENANTS

         Section 3.01 COLLECTION OF PAYMENTS WITH RESPECT TO THE MORTGAGE LOANS. The Indenture Trustee shall establish and maintain with itself a trust account (the "Payment Account") in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Master Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Bonds, subject to Section 3.03 as provided in
Section 3.05 herein from monies on deposit in the Payment Account.

         Section 3.02 MAINTENANCE OF OFFICE OR AGENCY. The Issuing Entity will maintain in the [Borough of Manhattan, The City of New York,] an office or agency where, subject to satisfaction of conditions set forth herein, Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuing Entity in respect of the Bonds and this Indenture may be served. The Issuing Entity hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuing Entity shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuing Entity hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.03 MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT. (a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Bonds that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuing Entity by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Bonds shall be paid over to the Issuing Entity except as provided in this Section 3.03.

         The Issuing Entity will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuing Entity of which it has actual knowledge in the making of any payment required to be made with respect to the Bonds;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Bonds if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuing Entity may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuing Entity Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuing Entity on Issuing Entity Request; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuing Entity for payment thereof (but only to the extent of the amounts so paid to the Issuing Entity), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuing Entity cause to be published once, in an Authorized Newspaper published in the English language, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuing Entity. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuing Entity, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04 EXISTENCE. The Issuing Entity will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuing Entity hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuing Entity will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

         Section 3.05 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST. (a) On each Payment Date from amounts on deposit in the Payment Account after making
(x) any deposit to the Funding Account pursuant to Section 8.02(b) and (y) any deposits to the Payment Account pursuant to Section 8.02(c)(ii) and Section 8.02(c)(i)(2), the Indenture Trustee shall pay to the Bondholders, the Certificate Paying Agent, on behalf of the Certificateholders, and to other Persons the amounts to which they are entitled as set forth below:

                  (i) The sum of (x) to the Bondholders the sum of (a) one month's interest at the Bond Interest Rate on the Security Balances of Bonds immediately prior to such Payment Date and (b) any previously accrued and unpaid interest for prior Payment Dates and (y) to the Certificate Paying Agent, the Certificate Distribution Amount for such Payment Date;

                  (ii) if such Payment Date is after the Funding Period, to the Bondholders and the Certificate Paying Agent as the case may be, as principal on the Bonds and the Certificates, the applicable Security Percentage of the Principal Collection Distribution Amount and if such Payment Date is the first Payment Date following the end of the Funding Period (if ending due to an Amortization Event) or the Payment Date on which the Funding Period ends, to the Bondholders and Certificate Paying Agent as principal on the Bonds and Certificates the applicable Security Percentage of the amount deposited from the Funding Account in respect of Security Principal Collections;

                  (iii) to the Bondholders and the Certificate Paying Agent, as the case may be, as principal on the Bonds and the Certificates, pro rata, based on the Security Balances from the amount remaining on deposit in the Payment Account, up to the applicable Security Percentage of Liquidation Loss Amounts for the related Collection Period;

                  (iv) to the Bondholders and the Certificate Paying Agent, as the case may be, as principal on the Bonds and the Certificates, pro rata, based on the Security Balances from the amount remaining on deposit in the Payment Account, up to the applicable Security Percentage of Carryover Loss Amounts;

                  (v) to the Credit Enhancer, in the amount of the premium for the Credit Enhancement Instrument and for any Additional Credit Enhancement Instrument;

                  (vi) to the Credit Enhancer, to reimburse it for prior draws made on the Credit Enhancement Instrument and on any Additional Credit Enhancement Instrument (with interest thereon as provided in the Insurance Agreement);

                  (vii) to the Bondholders and the Certificate Paying Agent, as the case may be, as principal on the Bonds and the Certificates, pro rata, based on the Security Balances from Security Interest Collections, up to the Special Capital Distribution Amount for such Payment Date;

                  (viii) to the Credit Enhancer, any other amounts owed to the Credit Enhancer pursuant to the Insurance Agreement;

                  (ix) [Reserved];

                  (x) to reimburse the Administrator for expenditures made on behalf of the Issuing Entity with respect to the performance of its duties under the Indenture; and

                  (xi) Any remaining amount, to the Certificate Paying Agent, on behalf of the Certificates.

provided, however, in the event that on a Payment Date a Credit Enhancer Default shall have occurred and be continuing then the priorities of distributions described above will be adjusted such that payments of the Certificate Distribution Amount and all other amounts to be paid to the Certificate Paying Agent will not be paid until the full amount of interest and principal in accordance with clauses (i), (x) and (ii) through (iv) above that are due on the Bonds on such Payment Date have been paid and PROVIDED, FURTHER, that on the Final Scheduled Payment Date or other final Payment Date, the amount to be paid pursuant to clause (ii) above shall be equal to the Security Balances of the Securities immediately prior to such Payment Date.

         On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section 3.05 for the purpose of distributing such funds to the Certificateholders.

         The amounts paid to Bondholders shall be paid to each Class in accordance with the Class Percentage as set forth in paragraph (b) below. Interest will accrue on the Bonds during an Interest Period on the basis of the actual number of days in such Interest Period and a year assumed to consist of 360 days.

         [Any installment of interest or principal, if any, payable on any Bond or Certificate that is punctually paid or duly provided for by the Issuing Entity on the applicable Payment Date shall, if such Holder holds Bonds or Certificates of an aggregate initial Principal Balance of at least $1,000,000, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Bondholder mailed to such Holder's address as it appears in the Bond Register the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Securities; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.]

(b) The principal of each Bond shall be due and payable in full on the Final Scheduled Payment Date for such Bond as provided in the form of Bond set forth in Exhibit A. All principal payments on each Class of Bonds shall be made to the Bondholders of such Class entitled thereto in accordance with the Percentage Interests represented by such Bonds. Upon notice to the Indenture Trustee by the Issuing Entity, the Indenture Trustee shall notify the Person in whose name a Bond is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date. Such notice shall be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Bond at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Bond and shall specify the place where such Bond may be presented and surrendered for such final payment.

         Section 3.06 PROTECTION OF TRUST ESTATE. (a) The Issuing Entity will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) cause the Issuing Entity to enforce any of the Mortgage Loans; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Bondholders in such Trust Estate against the claims of all persons and parties.

         (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         The Issuing Entity hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

         Section 3.07 OPINIONS AS TO TRUST ESTATE. (a) On the Closing Date, the Issuing Entity shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in the Mortgage Loans and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) On or before ___________ in each calendar year, beginning in ____, the Issuing Entity shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuing Entity either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Mortgage Loans and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Mortgage Loans until December 31 in the following calendar year.

         Section 3.08 PERFORMANCE OF OBLIGATIONS; SERVICING AGREEMENT. (a) The Issuing Entity will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

         (b) The Issuing Entity may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuing Entity shall be deemed to be action taken by the Issuing Entity. Initially, the Issuing Entity has contracted with the Administrator to assist the Issuing Entity in performing its duties under this Indenture.

         (c) The Issuing Entity will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee, as pledgee of the Mortgage Loans, shall be able to exercise the rights Issuing Entity and the Mortgage Loans holder, to direct the actions of the Master Servicer.

         (d) The Issuing Entity shall at all times retain an Administrator (approved by the Credit Enhancer under the Administration Agreement) and may enter into contracts with other Persons for the performance of the Issuing Entity's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuing Entity.

         Section 3.09 NEGATIVE COVENANTS. So long as any Bonds are Outstanding, the Issuing Entity shall not:

                  (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Bonds (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Bondholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Bonds under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Depositor's or the Issuing Entity's interest in the Mortgage Loans, the Mortgage Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Bondholders.

         Section 3.10 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuing Entity will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuing Entity (commencing with the fiscal year ____), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuing Entity during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuing Entity has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.11 RECORDING OF ASSIGNMENTS. The Depositor shall cause the to exercise its right under the Mortgage Loan Purchase Agreement with respect to the obligation of the Sponsor to submit or cause to be submitted for recording all Assignments of Mortgages on or prior to ______________ with respect to the Initial Loans and within 60 days following the related Deposit Date with respect to any Additional Loans.

         Section 3.12 REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOANS. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Sponsor in Section [____] and Section [____] of the Mortgage Loan Purchase Agreement concerning the Mortgage Loans and the right to enforce the remedies against the Sponsor provided in such Section [____] or Section [____] to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

         Section 3.13 AMENDMENTS TO SERVICING AGREEMENT. The Issuing Entity covenants with the Indenture Trustee that it will not enter into any amendment or supplement to the Servicing Agreement in accordance with Section 8.01 of the Servicing Agreement without the prior written consent of the Indenture Trustee. The Indenture Trustee, as pledgee of the Mortgage Loans, may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

         Section 3.14 MASTER SERVICER AS AGENT AND BAILEE OF THE MORTGAGE LOANS HOLDER. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Indenture Trustee hereby acknowledges that the Master Servicer is acting as agent and bailee of the Mortgage Loans holder in holding amounts on deposit in the Collection Account pursuant to Section 3.02 of the Servicing Agreement, as well as its agent and bailee in holding any Related Documents released to the Master Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Master Servicer.

         Section 3.15 INVESTMENT COMPANY ACT. The Issuing Entity shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuing Entity shall be in compliance with this
Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.16 ISSUING ENTITY MAY CONSOLIDATE, ETC. (a) The Issuing Entity shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuing Entity) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Bonds and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuing Entity to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuing Entity that such transaction shall not cause the rating of the Bonds [or the Certificates] to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade without taking into account the Credit Enhancement Instrument;

                  (iv) the Issuing Entity shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuing Entity, any Bondholder or any Certificateholder;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuing Entity shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (b) The Issuing Entity shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuing Entity the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Bonds and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuing Entity to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Bonds, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuing Entity against and from any loss, liability or expense arising under or related to this Indenture and the Bonds and
         (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Bonds;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuing Entity that such transaction shall not cause the rating of the Bonds or the Certificates to be reduced, suspended or withdrawn;

                  (iv) the Issuing Entity shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuing Entity or any Bondholder;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuing Entity shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         Section 3.17 SUCCESSOR OR TRANSFEREE. (a) Upon any consolidation or merger of the Issuing Entity in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuing Entity) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuing Entity under this Indenture with the same effect as if such Person had been named as the Issuing Entity herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuing Entity pursuant to Section 3.16(b), the Issuing Entity will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuing Entity with respect to the Bonds immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

         Section 3.18 NO OTHER BUSINESS. The Issuing Entity shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Bonds and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19 NO BORROWING. The Issuing Entity shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Bonds.

         Section 3.20 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Basic Documents, the Issuing Entity shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.21 CAPITAL EXPENDITURES. The Issuing Entity shall not make any expenditure (by long- term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22 [RESERVED].

         Section 3.23 RESTRICTED PAYMENTS. The Issuing Entity shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuing Entity or otherwise with respect to any ownership or equity interest or security in or of the Issuing Entity, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuing Entity may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under the Trust Agreement, (y) payments to the Master Servicer pursuant to the terms of the Servicing Agreement and (z) payments to the Indenture Trustee pursuant to
Section 1(a)(ii) of the Administration Agreement. The Issuing Entity will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

         Section 3.24 NOTICE OF EVENTS OF DEFAULT. The Issuing Entity shall give the Indenture Trustee the Credit Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.25 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuing Entity will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.26 STATEMENTS TO BONDHOLDERS. The Indenture Trustee and the Certificate Registrar shall forward by mail to each Bondholder and Certificateholder, respectively, the Statement delivered to it pursuant to
Section 4.01 of the Servicing Agreement.

         Section 3.27 DETERMINATION OF BOND INTEREST RATE AND CERTIFICATE RATE. On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Indenture Trustee shall determine LIBOR and the Bond Interest Rate for such Interest Period and shall inform the Issuing Entity, the Master Servicer and the Depositor at their respective facsimile numbers given to the Indenture Trustee in writing thereof.

         Section 3.28 PAYMENTS UNDER THE CREDIT ENHANCEMENT INSTRUMENT. (a) On any Payment Date, other than a Dissolution Payment Date, the Indenture Trustee on behalf of the Bondholders, and in its capacity as Certificate Paying Agent on behalf of the Certificateholders shall make a draw on the Credit Enhancement Instrument in an amount if any equal to the sum of (x) the amount by which the interest accrued at the Bond Interest Rate on the Security Balance of the Bonds exceeds the amount on deposit in the Payment Account available to be distributed therefor on such Payment Date and (y) the Guaranteed Principal Payment Amount (the "Credit Enhancement Draw Amount").

         (b) The Indenture Trustee shall submit, if a Credit Enhancement Draw Amount is specified in any Statement to Holders prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement, the Notice for Payment (as defined in the Credit Enhancement Instrument) in the amount of the Credit Enhancement Draw Amount to the Credit Enhancer no later than 2:00 P.M., New York City time, on the second Business Day prior to the applicable Payment Date. Upon receipt of such Credit Enhancement Draw Amount in accordance with the terms of the Credit Enhancement Instrument, the Indenture Trustee shall deposit such Credit Enhancement Draw Amount in the Payment Account for distribution to Holders (and the Certificate Paying Agent on behalf of the Certificates) pursuant to Section 3.05.

         In addition, a draw may be made under the Credit Enhancement Instrument in respect of any Avoided Payment (as defined in and pursuant to the terms and conditions of the Credit Enhancement Instrument) and the Indenture Trustee shall submit a Notice for Payment with respect thereto together with the other documents required to be delivered to the Credit Enhancer pursuant to the Credit Enhancement Instrument in connection with a draw in respect of any Avoided Payment.

         (c) In the event that any Additional Credit Enhancement Instruments are issued pursuant to Section 4.01 and Section 2.02(B) of the Insurance Agreement, the Indenture Trustee shall be authorized to make draws thereon subject to the terms and conditions therein.

         Section 3.29 REPLACEMENT CREDIT ENHANCEMENT INSTRUMENT. In the event of a Credit Enhancer Default or if the claims paying ability rating of the Credit Enhancer is downgraded and such downgrade results in a downgrading of the then current rating of the Securities (in each case, a "Replacement Event"), the Issuing Entity, at its expense, in accordance with and upon satisfaction of the conditions set forth in the Credit Enhancement Instrument, including, without limitation, payment in full of all amounts owed to the Credit Enhancer, may, but shall not be required to, substitute a new surety bond or surety bonds for the existing Credit Enhancement Instrument or may arrange for any other form of credit enhancement; provided, however, that in each case the Bonds shall be rated no lower than the rating assigned by each Rating Agency to the Bonds immediately prior to such Replacement Event and the timing and mechanism for drawing on such new credit enhancement shall be reasonably acceptable to the Indenture Trustee and provided further that the premiums under the proposed credit enhancement shall not exceed such premiums under the existing Credit Enhancement Instrument. It shall be a condition to substitution of any new credit enhancement that there be delivered to the Indenture Trustee (i) an Opinion of Counsel, acceptable in form to the Indenture Trustee, from counsel to the provider of such new credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee may require and (ii) an Opinion of Counsel to the effect that such substitution would not (a) adversely affect in any material respect the tax status of the Bonds or (b) cause the Issuing Entity to be subject to a tax at the entity level. Upon receipt of the items referred to above and payment of all amounts owing to the Credit Enhancer and the taking of physical possession of the new credit enhancement, the Indenture Trustee shall, within five Business Days following receipt of such items and such taking of physical possession, deliver the replaced Credit Enhancement Instrument to the Credit Enhancer. In the event of any such replacement the Issuing Entity shall give written notice thereof to the Rating Agencies.

                                   ARTICLE IV

               THE BONDS; SATISFACTION AND DISCHARGE OF INDENTURE

         Section 4.01 THE BONDS. The Bonds shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Bonds through the book-entry facilities of the Depository in minimum initial Principal Balances of $1,000 and integral multiples of $1,000 in excess thereof.

         The Indenture Trustee may for all purposes (including the making of payments due on the Bonds) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Bonds for the purposes of exercising the rights of Holders of Bonds hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Bonds shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Bonds as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Bonds shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Bondholders and give notice to the Depository of such record date. Without the consent of the Issuing Entity and the Indenture Trustee, no Bond may be transferred by the Depository except to a successor Depository that agrees to hold such Bond for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuing Entity may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Bonds it beneficially owns in the manner prescribed in Section 4.08.

         The Bonds shall, on original issue, be executed on behalf of the Issuing Entity by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Bond Registrar and delivered by the Indenture Trustee to or upon the order of the Issuing Entity.

         Section 4.02 REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF BONDS; APPOINTMENT OF CERTIFICATE REGISTRAR. The Issuing Entity shall cause to be kept at its Corporate Trust Office a Bond Register in which, subject to such reasonable regulations as it may prescribe, the Bond Registrar shall provide for the registration of Bonds and of transfers and exchanges of Bonds as herein provided.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Bond at the Corporate Trust Office, the Indenture Trustee shall execute and the Bond Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds in authorized initial Security Balances evidencing the same aggregate Percentage Interests.

         Subject to the foregoing, at the option of the Bondholders, Bonds may be exchanged for other Bonds of like tenor or, in each case in authorized initial Principal Balances evidencing the same aggregate Percentage Interests upon surrender of the Bonds to be exchanged at the Corporate Trust Office of the Bond Registrar. Whenever any Bonds are so surrendered for exchange, the Indenture Trustee shall execute and the Bond Registrar shall authenticate and deliver the Bonds which the Bondholder making the exchange is entitled to receive. Each Bond presented or surrendered for registration of transfer or exchange shall (if so required by the Bond Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Bond Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Bonds delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Bonds surrendered.

         No service charge shall be made for any registration of transfer or exchange of Bonds, but the Bond Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds.

         All Bonds surrendered for registration of transfer and exchange shall be cancelled by the Bond Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuing Entity hereby appoints __________________________________
as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement. __________________________________ hereby accepts such appointment.

         Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN BONDS. If (i) any mutilated Bond is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuing Entity and the Indenture Trustee harmless, then, in the absence of notice to the Issuing Entity, the Bond Registrar or the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuing Entity shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a replacement Bond of the same Class; provided, however, that if any such destroyed, lost or stolen Bond, but not a mutilated Bond, shall have become or within seven days shall be due and payable, instead of issuing a replacement Bond, the Issuing Entity may pay such destroyed, lost or stolen Bond when so due or payable without surrender thereof. If, after the delivery of such replacement Bond or payment of a destroyed, lost or stolen Bond pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Bond in lieu of which such replacement Bond was issued presents for payment such original Bond, the Issuing Entity and the Indenture Trustee shall be entitled to recover such replacement Bond (or such payment) from the Person to whom it was delivered or any Person taking such replacement Bond from such Person to whom such replacement Bond was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuing Entity or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Bond under this Section 4.03, the Issuing Entity may require the payment by the Holder of such Bond of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Bond issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuing Entity, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

         Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Bond, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name any Bond is registered (as of the day of determination) as the owner of such Bond for the purpose of receiving payments of principal of and interest, if any, on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Issuing Entity, the Indenture Trustee nor any agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05 CANCELLATION. All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuing Entity may at any time deliver to the Indenture Trustee for cancellation any Bonds previously authenticated and delivered hereunder which the Issuing Entity may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Indenture Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Bonds may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuing Entity shall direct by an Issuing Entity Request that they be destroyed or returned to it; provided however, that such Issuing Entity Request is timely and the Bonds have not been previously disposed of by the Indenture Trustee.

         Section 4.06 BOOK-ENTRY BONDS. The Bonds, upon original issuance, will be issued in the form of typewritten Bonds representing the Book-Entry Bonds, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuing Entity. Such Bonds shall initially be registered on the Bond Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Bond representing such Beneficial Owner's interest in such Bond, except as provided in Section 4.08. Unless and until definitive, fully registered Bonds (the "Definitive Bonds") have been issued to Beneficial Owners pursuant to Section 4.08:

                  (i) the provisions of this Section 4.06 shall be in full force and effect;

                  (ii) the Bond Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Bonds and the giving of instructions or directions hereunder) as the sole holder of the Bonds, and shall have no obligation to the Owners of Bonds;

                  (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Bonds and the Depository and/or the Depository Participants. Unless and until Definitive Bonds are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Bonds to such Depository Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Bonds evidencing a specified percentage of the Security Balances of the Bonds, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Bonds and has delivered such instructions to the Indenture Trustee.

         Section 4.07 NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Bond Holders is required under this Indenture, unless and until Definitive Bonds shall have been issued to Beneficial Owners pursuant to
Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Bonds to the Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08 DEFINITIVE BONDS. If (i) the Administrator advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Bonds and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Owners of Bonds representing beneficial interests aggregating at least a majority of the Security Balances of the Bonds advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Bonds to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Bonds representing the Book-Entry Bonds by the Depository, accompanied by registration instructions, the Issuing Entity shall execute and the Indenture Trustee shall authenticate the Definitive Bonds in accordance with the instructions of the Depository. None of the Issuing Entity, the Bond Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bonds, the Indenture Trustee shall recognize the Holders of the Definitive Bonds as Bondholders.

         Section 4.09 TAX TREATMENT. The Issuing Entity has entered into this Indenture, and the Bonds will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness of the Issuing Entity. The Issuing Entity, by entering into this Indenture, and each Bondholder, by its acceptance of its Bond (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Bond), agree to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuing Entity.

         Section 4.10 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Bonds except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Bonds, (iii) rights of Bondholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Bondholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuing Entity, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Bonds, when

                  (A)      either

                           (1) all Bonds theretofore authenticated and delivered
                  (other than (i) Bonds that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section
                  4.03 and (ii) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuing Entity and thereafter repaid to the Issuing Entity or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                           (2) all Bonds not theretofore delivered to the
                  Indenture Trustee for cancellation

                                    a. have become due and payable,

                                    b. will become due and payable at the Final
                           Scheduled Payment Date within one year, or

                                    c. have been called for early redemption
                           pursuant to Section 5.02.

and the Issuing Entity, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Bonds and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date;

                  (B) the Issuing Entity has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuing Entity; and

                  (C) the Issuing Entity has delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate, an Opinion of Counsel and each meeting the applicable requirements of Section 10.01 each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuing Entity, any Bondholders or any Certificateholders.

         Section 4.11 APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Holders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12 SUBROGATION AND COOPERATION. (a) The Issuing Entity and the Indenture Trustee acknowledge that (i) to the extent the Credit Enhancer makes payments under the Credit Enhancement Instrument on account of principal of or interest on the Bonds, the Credit Enhancer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Issuing Entity, and (ii) the Credit Enhancer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

         The Indenture Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interest under this Indenture or the Insurance Agreement without limiting the rights of the Bondholders as otherwise set forth in the Indenture, including, without limitation, upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:

                  (i) institute Proceedings for the collection of all amounts then payable on the Bonds, or under this Indenture in respect to the Bonds and all amounts payable under the Insurance Agreement enforce any judgment obtained and collect from the Issuing Entity monies adjudged due;

                  (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                  (iii) file or record all Assignments that have not previously been recorded;

                  (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                  (v) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Credit Enhancer hereunder.

         Section 4.13 REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Bonds, all monies then held by any Administrator other than the Indenture Trustee under the provisions of this Indenture with respect to such Bonds shall, upon demand of the Issuing Entity, be paid to the Indenture Trustee to be held and applied according to Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 4.14 TEMPORARY BONDS. Pending the preparation of any Definitive Bonds, the Issuing Entity may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Bonds that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Bonds in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

         If temporary Bonds are issued, the Issuing Entity will cause Definitive Bonds to be prepared without unreasonable delay. After the preparation of the Definitive Bonds, the temporary Bonds shall be exchangeable for Definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds, the Issuing Entity shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Bonds of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds.

                                   ARTICLE V

                              DEFAULT AND REMEDIES

         Section 5.01 EVENTS OF DEFAULT. "Event of Default," wherever used herein, shall have the meaning provided in Article I; provided, however, that no Event of Default will occur under clause (i) or clause (ii) of the definition of "Event of Default" if the Issuing Entity fails to make payments of principal of and interest on the Bonds so long as the Credit Enhancer makes payments sufficient therefore under the Credit Enhancement Instrument.

         The Issuing Entity shall deliver to the Indenture Trustee and the Credit Enhancer, within five days after learning of the occurrence of an Event of Default, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default", its status and what action the Issuing Entity is taking or proposes to take with respect thereto.

         Section 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing or if the Master Servicer shall purchase all of the Mortgage Loans pursuant to Section 8.08 of the Servicing Agreement, then and in every such case the Indenture Trustee or the Holders of Bonds representing not less than a majority of the Security Balances of all Bonds may declare the Bonds to be immediately due and payable, by a notice in writing to the Issuing Entity (and to the Indenture Trustee if given by Bondholders), and upon any such declaration the unpaid principal amount of such Class of Bonds, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. Unless the prior written consent of the Credit Enhancer shall have been obtained by the Indenture Trustee, the Payment Date upon which such accelerated payment is due and payable shall not be a Payment Date under the Credit Enhancement Instrument and the Indenture Trustee shall not be authorized under Section 3.29 to make a draw therefor.

         At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Bonds representing a majority of the Security Balances of all Bonds, by written notice to the Issuing Entity and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if:

                  (i) the Issuing Entity has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all payments of principal of and interest on the
                  Bonds and all other amounts that would then be due hereunder or upon the Bonds if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Bonds that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE. (a) The Issuing Entity covenants that if (i) default is made in the payment of any interest on any Bond when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Bond when the same becomes due and payable, the Issue shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of Bonds and of the Credit Enhancer, the whole amount then due and payable on the Bonds for principal and interest, with interest upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuing Entity shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuing Entity or other obligor upon the Bonds and collect in the manner provided by law out of the property of the Issuing Entity or other obligor the Bonds, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Bondholders and the Credit Enhancer, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuing Entity or any other obligor upon the Bonds or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuing Entity or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuing Entity or other obligor upon the Bonds, or to the creditors or property of the Issuing Entity or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Bondholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Bonds in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Bondholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Bonds allowed in any judicial proceedings relative to the Issuing Entity, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Bondholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Bondholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Bondholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Bonds, may be enforced by the Indenture Trustee without the possession of any of the Bonds or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Bonds.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Bonds, and it shall not be necessary to make any Bondholder a party to any such Proceedings.

         Section 5.04 REMEDIES; PRIORITIES. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may do one or more of the following (subject to Section 5.05):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Bonds or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuing Entity and any other obligor upon such Bonds monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Holders of the Bonds and the Credit Enhancer; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Principal Balances of the Bonds and the Credit Enhancer, which consent will not be unreasonably withheld, (B) the proceeds of such sale or liquidation distributable to Holders are sufficient to discharge in full all amounts then due and unpaid upon the Bonds for principal and interest and to reimburse the Credit Enhancer for any amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance Agreement or
(C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Bonds as they would have become due if the Bonds had not been declared due and payable, and the Indenture Trustee obtains the consent of the Credit Enhancer, which consent will not be unreasonably withheld, and of the Holders of a majority of the aggregate Principal Balances of the Bonds. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as an Event of Servicer Termination has not occurred, any Sale of the Trust Estate shall be made subject to the continued Servicing of the Mortgage Loans by the Master Servicer as provided in the Servicing Agreement.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

         FIRST: to the Indenture Trustee for amounts due under Section 6.07;

         SECOND: to each Class of Bondholders for amounts due and unpaid on the related Class Bonds for interest and to each Bondholder of such Class in each case, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class of Bonds for interest from amounts available in the Trust Estate for such Bondholders;

         THIRD: to Holders of each Class of Bonds for amounts due and unpaid on the related Class of Bonds for principal, from amounts available in the Trust Estate for such Bondholders, and to each Bondholder of such Class in each case ratably, without preference or priority of any kind, according to the amounts due and payable on such Class of Bonds for principal, until the Security Balances of each Class of Bonds is reduced to zero;

         FOURTH: to the Issuing Entity for amounts required to be distributed to the Certificateholders in respect of interest and principal pursuant to the Trust Agreement;

         FIFTH: To the payment of all amounts due and owing to the Credit Enhancer under the Insurance Agreement;

         SIXTH: to the Issuing Entity for amounts due under Article VIII of the Trust Agreement; and

         SEVENTH: to the payment of the remainder, if any to the Issuing Entity or any other person legally entitled thereto.

         The Indenture Trustee may fix a record date and payment date for any payment to Bondholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Bondholder a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05 OPTIONAL PRESERVATION OF THE TRUST ESTATE. If the Bonds have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Bondholders that there be at all times sufficient funds for the payment of principal of and interest on the Bonds and other obligations of the Issuing Entity including payment to the Credit Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06 LIMITATION OF SUITS. No Holder of any Bond shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Security Balances of the Bonds have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Security Balances of the Bonds.

         It is understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Bonds, each representing less than a majority of the Security Balances of the Bonds, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07 UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Bond on or after the respective due dates thereof expressed in such Bond or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Bondholder, then and in every such case the Issuing Entity, the Indenture Trustee and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

         Section 5.09 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Bondholders, as the case may be.

         Section 5.11 CONTROL BY BONDHOLDERS. The Holders of a majority of the Security Balances of Bonds shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Bonds or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Bonds representing not less than 100% of the Security Balances of Bonds;

                  (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Bonds representing less than 100% of the Security Balances of Bonds to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

         Notwithstanding the rights of Bondholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Bondholders not consenting to such action.

         Section 5.12 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Bonds as provided in Section 5.02, the Holders of Bonds of not less than a majority of the Security Balances of the Bonds may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Bonds or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Bond or (c) the waiver of which would materially and adversely affect the interests of the Credit Enhancer or modify its obligation under the Credit Enhancement Instrument. In the case of any such waiver, the Issuing Entity, the Indenture Trustee and the Holders of the Bonds shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Bond by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Bondholder, or group of Bondholders, in each case holding in the aggregate more than 10% of the Security Balances of the Bonds or (c) any suit instituted by any Bondholder for the enforcement of the payment of principal of or interest on any Bond on or after the respective due dates expressed in such Bond and in this Indenture.

         Section 5.14 WAIVER OF STAY OR EXTENSION LAWS. The Issuing Entity covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuing Entity (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15 SALE OF TRUST ESTATE. (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to
Section 5.04 is expressly subject to the provisions of Section 5.05 and this
Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

         (1) the Holders of all Bonds and the Credit Enhancer consent to or direct the Indenture Trustee to make, such Sale, or

         (2) the proceeds of such Sale would be not less than the entire amount which would be payable to the Bondholders under the Bonds and the Credit Enhancer in respect of amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

         (3) The Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Credit Enhancer consents to such Sale, which consent will not be unreasonably withheld and the Holders representing at least 66-2/3% of the Security Balances of the Bonds consent to such Sale.

         The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

         (c) Unless the Holders and the Credit Enhancer have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

         (d) In connection with a Sale of all or any portion of the Trust Estate

         (1) any Holder or Holders of Bonds may bid for and with the consent of the Credit Enhancer purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Bonds or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

         (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Bonds and Holders of Certificates and amounts owing to the Credit Enhancer as a result of such Sale in accordance with
Section 5.04(b) on the Payment Date next succeeding the date of such Sale and
(B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

         (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

         (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuing Entity to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

         (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.16 ACTION ON BONDS. The Indenture Trustee's right to seek and recover judgment on the Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Bondholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuing Entity or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuing Entity. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.17 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS. (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuing Entity in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuing Entity to compel or secure the performance and observance by the Sponsor and the Master Servicer, as applicable, of each of their obligations to the Issuing Entity under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuing Entity under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Sponsor or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sponsor or the Master Servicer of each of their obligations under the Mortgage Loan Purchase Agreement and the Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Credit Enhancer under the Servicing Agreement may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Security Balances of the Bonds shall, exercise all rights, remedies, powers, privileges and claims of the Issuing Entity against the Sponsor or the Master Servicer under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sponsor or the Master Servicer, as the case may be, of each of their obligations to the Issuing Entity thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuing Entity to take such action shall not be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01 DUTIES OF INDENTURE TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A) pursuant to Section 5.11 or (B) from the Credit Enhancer, which it is entitled to give under any of the Basic Documents.

         (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuing Entity.

         (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

         (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         Section 6.02 RIGHTS OF INDENTURE TRUSTEE. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Bonds shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         Section 6.03 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuing Entity or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Administrator, Bond Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         Section 6.04 INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Bonds, it shall not be accountable for the Issuing Entity's use of the proceeds from the Bonds, and it shall not be responsible for any statement of the Issuing Entity in the Indenture or in any document issued in connection with the sale of the Bonds or in the Bonds other than the Indenture Trustee's certificate of authentication.

         Section 6.05 NOTICE OF EVENT OF DEFAULT. If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall give notice thereof to the Credit Enhancer. The Trustee shall mail to each Bondholder notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default in payment of principal of or interest on any Bond, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Bondholders.

         Section 6.06 REPORTS BY INDENTURE TRUSTEE TO HOLDERS. The Indenture Trustee shall deliver to each Bondholder such information as may be required to enable such holder to prepare its federal and state income tax returns. In addition, upon the Issuing Entity's written request, the Indenture Trustee shall promptly furnish information reasonably requested by the Issuing Entity that is reasonably available to the Indenture Trustee to enable the Issuing Entity to perform its federal and state income tax reporting obligations.

         Section 6.07 COMPENSATION AND INDEMNITY. The Issuing Entity shall or shall cause the Administrator to pay to the Indenture Trustee on each Payment Date reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuing Entity shall or shall cause the Administrator to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuing Entity shall or shall cause the Administrator to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuing Entity and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuing Entity and the Administrator shall not relieve the Issuing Entity or the Administrator of its obligations hereunder. The Issuing Entity shall or shall cause the Administrator to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuing Entity shall or shall cause the Administrator to pay the fees and expenses of such counsel. Neither the Issuing Entity nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuing Entity's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.01(iv) or (v) with respect to the Issuing Entity, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08 REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuing Entity and the Credit Enhancer. The Holders of a majority of Security Balances of the Bonds may remove the Indenture Trustee by so notifying the Indenture Trustee and the Credit Enhancer and may appoint a successor Indenture Trustee. The Issuing Entity shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuing Entity shall promptly appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuing Entity. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Bondholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuing Entity or the Holders of a majority of Security Balances of the Bonds may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Bondholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuing Entity's and the Administrator's obligations under
Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.09 SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Bonds shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Bonds so authenticated; and in case at that time any of the Bonds shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Bonds either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Bonds or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.10 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Bondholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Bondholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11 ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least [$50,000,000] as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of [Baa3] or better by [Moody's]. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuing Entity are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         Section 6.12 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUING ENTITY. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         Section 6.13 REPRESENTATION AND WARRANTY. The Indenture Trustee hereby represents that:

                  (i) The Indenture Trustee is duly organized and validly existing as a corporation in good standing under the laws of the State of ___________, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

                  (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound

                  (iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

         Section 6.14 DIRECTIONS TO INDENTURE TRUSTEE. The Indenture Trustee is hereby directed:

         (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Bondholders;

         (b) to issue, execute and deliver the Bonds substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

         (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

         Section 6.15 [NO CONSENT TO CERTAIN ACTS OF DEPOSITOR. The Indenture Trustee shall not consent to any action proposed to be taken by the Depositor pursuant to Article [_________] of the Depositor's Restated Certificate of Incorporation.]

         Section 6.16 INDENTURE TRUSTEE MAY OWN SECURITIES. The Indenture Trustee, in its individual or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

                                  ARTICLE VII

                         BONDHOLDERS' LISTS AND REPORTS

         Section 7.01 ISSUING ENTITY TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF BONDHOLDERS. The Issuing Entity will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Bonds as of such Record Date, (b) at such other times as the Indenture Trustee and the Credit Enhancer may request in writing, within 30 days after receipt by the Issuing Entity of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Bond Registrar, no such list shall be required to be furnished.

         Section 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO BONDHOLDERS. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Bonds received by the Indenture Trustee in its capacity as Bond Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Bondholders may communicate pursuant to TIA ss. 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds.

         (c) The Issuing Entity, the Indenture Trustee and the Bond Registrar shall have the protection of TIA ss. 312(c).

         Section 7.03 REPORTS BY ISSUING ENTITY. (a) The Issuing Entity shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuing Entity is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuing Entity may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee, and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuing Entity with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Bondholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuing Entity pursuant to clauses (i) and
         (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuing Entity otherwise determines, the fiscal year of the Issuing Entity shall end on December 31 of each year.

         Section 7.04 REPORTS BY INDENTURE TRUSTEE. If required by TIA ss. 313(a), within 60 days after each January 1 beginning with January 1, 200_, the Indenture Trustee shall mail to each Bondholder as required by TIA ss. 313(c) and to the Credit Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its mailing to Bondholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Bonds are listed. The Issuing Entity shall notify the Indenture Trustee if and when the Bonds are listed on any stock exchange.

         Section 7.05 REPORTS FILED WITH SECURITIES AND EXCHANGE COMMISSION.

         (a) (i) Within 15 days after each Distribution Date, the Indenture Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the monthly statement to be furnished by the Indenture Trustee to the Noteholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB as part of the monthly statement; provided that the Indenture Trustee shall have received no later than 2 days prior to the date such Distribution Report on Form 10-D is required to be filed, all information required to be provided to the Indenture Trustee as described in clause (a)(iv) below.

         (ii) The Indenture Trustee will prepare and file Current Reports on Form 8-K in respect of the Trust, signed by the Master Servicer, as and when required; provided, that, the Indenture Trustee shall have received no later than one Business Day prior to the filing deadline for such Current Report, all information, data, and exhibits required to be provided or filed with such Current Report and required to be provided to the Indenture Trustee as described in clause (a)(iv) below.

         (iii) Prior to January 30 in each year commencing in 2007, the Indenture Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (x) March 15, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Indenture Trustee with an Annual Compliance Statement, together with a copy of the Assessment of Compliance and Attestation Report to be delivered by the Master Servicer pursuant to the Servicing Agreement (including with respect to any subservicer or subcontractor, if required to be filed). Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Indenture Trustee shall, subject to subsection (d) below, file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Master Servicer pursuant to the Servicing Agreement (including with respect to any subservicer or subcontractor, if required to be filed) and with respect to the Indenture Trustee and the Custodian, and the Form 10-K certification signed by the Depositor; provided that the Indenture Trustee shall have received no later than March 15 of each calendar year prior to the filing deadline for the Form 10-K all information, data and exhibits required to be provided or filed with such Form 10-K and required to be provided to the Indenture Trustee as described in clause (a)(iv) below.

         (iv) As to each item of information required to be included in any Form 10-D, Form 8-K or Form 10-K, the Indenture Trustee's obligation to include the information in the applicable report is subject to receipt from the entity that is indicated in Exhibit B as the responsible party for providing that information, if other than the Indenture Trustee, as and when required as described above. Each of the Master Servicer, Sponsor and Depositor hereby agree to notify and provide to the Indenture Trustee all information that is required to be included in any Form 10-D, Form 8-K or Form 10-K, with respect to which that entity is indicated in Exhibit B as the responsible party for providing that information. The Swap Provider will be obligated pursuant to the Swap Agreement to provide to the Indenture Trustee any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K. The Indenture Trustee shall be responsible for determining the significance percentage (as defined in Item 1115 of Regulation AB) of the Swap Provider at any time. The Master Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB.

         The Depositor hereby grants to the Master Servicer a limited power of attorney to sign each Form 10-D, Form 8-K and Form 10-K on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (x) receipt by the Master Servicer from the Depositor of written termination of such power of attorney and (y) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Indenture Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Indenture Trustee shall have no responsibility to file any items other than those specified in this Section 7.05; provided, however, the Indenture Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Indenture Trustee under the Exchange Act shall be sent to: the Depositor c/o _____________, Attn: _____________, _____________, _____________, _____________. Fees and expenses incurred by the
Indenture Trustee in connection with this Section 7.05 shall not be reimbursable from the Trust Fund.

         (b) In connection with the filing of any 10-K hereunder, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit C) for the Depositor regarding certain aspects of the Form 10-K certification signed by the Depositor, provided, however, that the Indenture Trustee shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K.

         (c) In connection with the filing of any 10-K hereunder, the Master Servicer shall sign a certification (in the form attached hereto as Exhibit C) for the benefit of the Depositor regarding certain aspects of the Form 10-K certification signed by the Depositor, provided, however, that the Master Servicer shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K.

         (d) The Indenture Trustee shall indemnify and hold harmless the Depositor and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Indenture Trustee's obligations under this Section
7.05 or the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith.

         The Depositor shall indemnify and hold harmless the Indenture Trustee and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under this Section 7.05 or the Depositor's negligence, bad faith or willful misconduct in connection therewith.

         The Master Servicer shall indemnify and hold harmless the Indenture Trustee and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under this Section 7.05 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or the Indenture Trustee, as applicable, then the defaulting party, in connection with a breach of its respective obligations under this Section 7.05 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the Depositor on the one hand and the Indenture Trustee on the other.

         (e) Nothing shall be construed from the foregoing subsections (a), (b) and (c) to require the Indenture Trustee or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Indenture Trustee to file a Form 10-K as a result of the lack of required information as set forth in Section 7.05(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Indenture Trustee of any obligation under this Agreement.

         This Section 7.05 may be amended without the consent of the Noteholders.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.02 TRUST ACCOUNTS. (a) On or prior to the Closing Date, the Issuing Entity shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Bondholders and the Certificate Paying Agent, on behalf of the Certificateholders and the Credit Enhancer, the Payment Account as provided in Section 3.01 of this Indenture.

         (b) All monies deposited from time to time in the Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Bondholders and the Certificate Paying Agent, on behalf of the Certificateholders and all investments made with such monies including all income or other gain from such investments are for the benefit of the Master Servicer as provided by the Servicing Agreement.

         On each Payment Date during the Funding Period the Indenture Trustee shall withdraw Net Principal Collections from the Payment Account and deposit Net Principal Collections to the Funding Account.

         On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account (after giving effect to the withdrawal referred to in the preceding paragraph) to Bondholders in respect of the Bonds and in its capacity as Certificate Paying Agent to Certificateholders in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b).

         The Master Servicer may direct the Indenture Trustee to invest any funds in the Payment Account in Eligible Investments maturing no later than the Business Day preceding each Payment Date and shall not be sold or disposed of prior to the maturity. Unless otherwise instructed by the Master Servicer, the Indenture Trustee shall invest all funds in the Payment Account in Eligible Investments.

         (c) On or before the Closing Date the Issuing Entity shall open, at the Corporate Trust Office, an account which shall be the "Funding Account". The Master Servicer may direct the Indenture Trustee to invest any funds in the Funding Account in Eligible Investments maturing no later than the Business Day preceding each Payment Date and shall not be sold or disposed of prior to the maturity. Unless otherwise instructed by the Master Servicer, the Indenture Trustee shall invest all funds in the Payment Account in its Corporate Trust Short Term Investment Fund so long as it is an Eligible Investment. During the Funding Period, any amounts received by the Indenture Trustee in respect of Net Principal Collections for deposit in the Funding Account, together with any Eligible Investments in which such monies are or will be invested or reinvested during the term of the Bonds, shall be held by the Indenture Trustee in the Funding Account as part of the Trust Estate, subject to disbursement and withdrawal as herein provided: Amounts on deposit in the Funding Account in respect of Net Principal Collections may be withdrawn on each Deposit Date and
(1) paid to the Issuing Entity in payment for Additional Loans by the deposit of such amount to the Collection Account and (2) at the end of the Funding Period any amounts remaining in the Funding Account after the withdrawal called for by clause (1) shall be deposited in the Payment Account to be included in the payment of principal on the Payment Date that is the last day of the Funding Period.

         (d) (i) Any investment in the institution with which the Funding Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Indenture Trustee shall advance funds on such Payment Date to the Funding Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Bonds and the Certificates) and shall not be sold or disposed of prior to maturity.

         Section 8.03 OFFICER'S CERTIFICATE. The Indenture Trustee shall receive at least [seven] days notice when requested by the Issuing Entity to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

         Section 8.04 TERMINATION UPON DISTRIBUTION TO BONDHOLDERS. This Indenture and the respective obligations and responsibilities of the Issuing Entity and the Indenture Trustee created hereby shall terminate upon the distribution to Bondholders, Certificate Paying Agent, on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         Section 8.05 RELEASE OF TRUST ESTATE. (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as (i) there are no Bonds Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid, and (iii) all sums due the Credit Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Bonds from the lien of this Indenture.

         (c) [.The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of an request from the Issuing Entity accompanied by an [Officers' Certificate], [an Opinion of Counsel,] and a letter from the Credit Enhancer, stating that the Credit Enhancer has no objection to such request from the Issuing Entity.]

         Section 8.06 SURRENDER OF BONDS UPON FINAL PAYMENT. By acceptance of any Bond, the Holder thereof agrees to surrender such Bond to the Indenture Trustee promptly, prior to such Bondholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.
(a) Without the consent of the Holders of any Bonds but with the consent of the Credit Enhancer and prior notice to the Rating Agencies and the Credit Enhancer, the Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuing Entity, and the assumption by any such successor of the covenants of the Issuing Entity herein and in the Bonds contained;

                  (iii) to add to the covenants of the Issuing Entity, for the benefit of the Holders of the Bonds, or to surrender any right or power herein conferred upon the Issuing Entity;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture

                  (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Bonds;

                  (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Bonds and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                  (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement will not have any material adverse tax consequences to the Bondholders.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Request, may, also without the consent of any of the Holders of the Bonds but with the consent of the Credit Enhancer and prior notice to the Rating Agencies and the Credit Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Bondholder or (ii) cause the Issuing Entity to be subject to an entity level tax.

         Section 9.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS. The Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Request, also may, with prior notice to the Rating Agencies and, with the written consent of the Credit Enhancer and with the consent of the Holders of not less than a majority of the Security Balances of each Class of Bonds affected thereby, by Act of such Holders delivered to the Issuing Entity and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Bond affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Bond, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Bonds, or change any place of payment where, or the coin or currency in which, any Bond or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Bonds on or after the respective due dates thereof;

                  (ii) reduce the percentage of the Security Balances of the Bonds, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                  (iv) reduce the percentage of the Security Balances of the Bonds required to direct the Indenture Trustee to direct the Issuing Entity to sell or liquidate the Trust Estate pursuant to Section 5.04;

                  (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Bond affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuing Entity to be subject to an entity level tax.

         The Indenture Trustee may in its discretion determine whether or not any Bonds would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Bondholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuing Entity and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Bonds to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Bonds affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuing Entity and the Holders of the Bonds shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05 CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.06 REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES. Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuing Entity or the Indenture Trustee shall so determine, new Bonds so modified as to conform, in the opinion of the Indenture Trustee and the Issuing Entity, to any such supplemental indenture may be prepared and executed by the Issuing Entity and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Bonds.

                                   ARTICLE X

                                  MISCELLANEOUS

         Section 10.01 COMPLIANCE CERTIFICATES AND OPINIONS, ETC. (a) Upon any application or request by the Issuing Entity to the Indenture Trustee to take any action under any provision of this Indenture, the Issuing Entity shall furnish to the Indenture Trustee and to the Credit Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1) a statement that each signatory of such
                  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (2) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of each such
                  signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                           (4) a statement as to whether, in the opinion of each
                  such signatory, such condition or covenant has been complied with; and

                           (5) if the Signer of such Certificate or Opinion is
                  required to be Independent, the Statement required by the definition of the term "Independent".

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuing Entity shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuing Entity of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuing Entity is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuing Entity shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuing Entity of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuing Entity, as set forth in the certificates delivered pursuant to clause
         (i) above and this clause (ii), is 10% or more of the Security Balances of the Bonds, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuing Entity as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Security Balances of the Bonds.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuing Entity shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuing Entity is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuing Entity shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Security Balances of the Bonds, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Security Balances of the Bonds.

                  (v) Notwithstanding any provision of this Indenture, the Issuing Entity may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Payment Account as and to the extent permitted or required by the Basic Documents [, so long as the Issuing Entity shall deliver to the Indenture Trustee every six months, commencing _____________, an Officer's Certificate of the Issuing Entity stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuing Entity's business and that the proceeds thereof were applied in accordance with the Basic Documents].

         Section 10.02 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuing Entity may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Sponsor, the Issuing Entity or the Administrator, stating that the information with respect to such factual matters is in the possession of the Sponsor, the Issuing Entity or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuing Entity shall deliver any document as a condition of the granting of such application, or as evidence of the Issuing Entity's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuing Entity to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03 ACTS OF BONDHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuing Entity. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuing Entity, if made in the manner provided in this Section 10.03.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Bonds shall be proved by the Bond Registrar.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuing Entity in reliance thereon, whether or not notation of such action is made upon such Bond.

         Section 10.04 NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUING ENTITY, CREDIT ENHANCER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Bondholders is to be made upon, given or furnished to or filed with:

                  (i) the Indenture Trustee by any Bondholder or by the Issuing Entity shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Bondholders to the Issuing Entity, or

                  (ii) the Issuing Entity by the Indenture Trustee or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuing Entity addressed to: IMH CMB Trust Series 200_ - ______, in care of [Name of Owner Trustee] _________________, __________, ______________, Attention
         of _________________________________________ with a copy to the
         Administrator at ________________ Attention: __________
         __________________________, or at any other address previously furnished in writing to the Indenture Trustee by the Issuing Entity or the Administrator. The Issuing Entity shall promptly transmit any notice received by it from the Bondholders to the Indenture Trustee, or

                  (iii) the Credit Enhancer by the Issuing Entity, the Indenture Trustee or by any Bondholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: [Name of Credit Enhancer], ________________, ________, _______________, Attention:
         _________________, ___________________________, Telephone
         ______________. Telecopier ______________. The Credit Enhancer shall promptly transmit any notice received by it from the Issuing Entity, the Indenture Trustee or the Bondholders to the Issuing Entity or Indenture Trustee, as the case may be.

         Notices required to be given to the Rating Agencies by the Issuing Entity, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to
(i) in the case of [Moody's], at the following address: [Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007] and (ii) in the case of [Standard & Poor's], at the following address:
[Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department]; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.05 NOTICES TO BONDHOLDERS; WAIVER. Where this Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Bondholder affected by such event, at such Person's as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 10.06 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Bonds to the contrary, the Issuing Entity may enter into any agreement with any Holder of a Bond providing for a method of payment, or notice by the Indenture Trustee or any Administrator to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuing Entity shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

         Section 10.07 CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 10.08 EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 10.09 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Bonds by the Issuing Entity shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 10.10 SEPARABILITY. In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.11 BENEFITS OF INDENTURE. The Credit Enhancer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture. Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Bondholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 10.12 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.14 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.15 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuing Entity and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Bondholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.16 ISSUING ENTITY OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Bonds or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

         Section 10.17 NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuing Entity, or join in any institution against the Depositor or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Basic Documents.

         Section 10.18 INSPECTION. The Issuing Entity agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuing Entity's normal business hours, to examine all the books of account, records, reports and other papers of the Issuing Entity, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuing Entity's affairs, finances and accounts with the Issuing Entity's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         Section 10.19 AUTHORITY OF THE ADMINISTRATOR. Each of the parties to this Indenture acknowledges that the Issuing Entity and the Owner Trustee have each appointed the Administrator to act as its agent to perform the duties and obligations of the Issuing Entity hereunder. Unless otherwise instructed by the Issuing Entity or the Owner Trustee, copies of all notices, requests, demands and other documents to be delivered to the Issuing Entity or the Owner Trustee pursuant to the terms hereof shall be delivered to the Administrator. Unless otherwise instructed by the Issuing Entity or the Owner Trustee, all notices, requests, demands and other documents to be executed or delivered, and any action to be taken, by the Issuing Entity or the Owner Trustee pursuant to the terms hereof may be executed, delivered and/or taken by the Administrator pursuant to the Administration Agreement.

         IN WITNESS WHEREOF, the Issuing Entity and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                 IMH CMB TRUST SERIES 200_ - _____,
                                 as Issuing Entity



                                 By: _____________________________________
                                 not in its individual capacity but solely as
                                 Owner Trustee



                                 By: _____________________________________
                                 Name:
                                 Title:



                                 _________________________________________,
                                 as Indenture Trustee, as Certificate Paying
                                 Agent and as Bond Registrar



                                 By: _____________________________________
                                 Name:
                                 Title:



_____________________________________
hereby accepts the appointment as
Certificate Paying Agent pursuant to
Section 3.03 hereof and as
Certificate Registrar pursuant to
Section 4.02 hereof.


By: _____________________________________
Title:

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )

         On this ____ day of __________, before me personally appeared ______________, to me known, who being by me duly sworn, did depose and say, that he resides at __________- _______, __________________ _____, that he is the of the Owner Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                                     Notary Public



[NOTARIAL SEAL]

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )

         On this ____ day of __________, before me personally appeared , to me known, who being by me duly sworn, did depose and say, that he resides at that he is the ______________ of ________________, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                                     Notary Public



[NOTARIAL SEAL]

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )

         On this ____ day of __________, before me personally appeared , to me known, who being by me duly sworn, did depose and say, that he resides at , that he is an ________________ of _______________, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                                     Notary Public



[NOTARIAL SEAL]

                                   APPENDIX A

                                   DEFINITIONS

         ADDITIONAL PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date, the lesser of (x) the amount remaining in the Payment Account after the application of funds on deposit therein in accordance with clauses (i) through
(vi) of Section 3.05 of the Indenture and (y) the amount required to bring the Outstanding Revenue Amount up to the Reserve Amount Target.

         ADMINISTRATION AGREEMENT: The Administration Agreement dated as of ______________ among the Issuing Entity and the Indenture Trustee, as Administrator, as it may be amended from time to time.

         ADMINISTRATOR: [Name of Administrator], as administrator under the Administration Agreement or any successor Administrator appointed pursuant to the terms of the Administration Agreement.

         AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         AGGREGATE SECURITY BALANCE: With respect to any Payment Date, the aggregate of the Principal Balances of all Securities as of such date.

         AMORTIZATION EVENT:  [Any one of the following events:

         (a) the failure on the part of the Sponsor (i) to make any payment or deposit required to be made under the Mortgage Loan Purchase Agreement within four Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Sponsor set forth in the Mortgage Loan Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Credit Enhancer;

         (b) if any representation or warranty made by the Sponsor in the Mortgage Loan Purchase Agreement proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 45 days with respect to any representation or warranty of the Sponsor made in Section 3.1(a) of the Mortgage Loan Purchase Agreement or 90 days with respect to any representation or warranty made in Section 3.1(b) or
3.2 of the Mortgage Loan Purchase Agreement after written notice and as a result of which the interests of the Securityholders or the Credit Enhancer are materially and adversely affected; provided, however, that an Amortization Event shall not be deemed to occur if the Sponsor has repurchased or substituted for the related Mortgage Loans or all Mortgage Loans, if applicable, during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Credit Enhancer) in accordance with the provisions of the Indenture;

         (c) The entry against the Sponsor of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

         (d) The Sponsor shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Sponsor or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sponsor and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Sponsor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (e) the Issuing Entity becomes subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

         (f) an Event of Servicing Termination relating to the Master Servicer occurs under the Servicing Agreement and the Master Servicer is the Sponsor;

         In the case of any event described in (a), (b) or (f), an Amortization Event will be deemed to have occurred only if, after any applicable grace period described in such clauses, either the Indenture Trustee, the Credit Enhancer or, with the consent of the Credit Enhancer, Securityholders evidencing not less than 51% of the Security Balance of each of the Bonds and the Certificates by written notice to the Sponsor, the Master Servicer, the Depositor and the Owner Trustee (and to the Indenture Trustee, if given by the Credit Enhancer or the Securityholders) may declare that an Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d),
(e), an Amortization Event will be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Securityholders or the Credit Enhancer immediately upon the occurrence of such event; PROVIDED, that any Amortization Event may be waived and deemed of no effect with the written consent of the Credit Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.]

         APPRAISED VALUE: The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Sponsor) obtained at the time of refinancing.

         ASSIGNMENT OF MORTGAGE: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

         AUTHORIZED NEWSPAPER: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

         AUTHORIZED OFFICER: With respect to the Issuing Entity, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuing Entity and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Responsible Officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuing Entity and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         BASIC DOCUMENTS: The Trust Agreement, the Certificate of Trust, the Indenture, the Mortgage Loan Purchase Agreement, the Insurance Agreement, the Administration Agreement, the Servicing Agreement, the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

         BENEFICIAL OWNER: With respect to any Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

         BILLING DATE: With respect to any Due Date and Mortgage Loan, the first day of the month preceding such Due Date on which date the bill is generated for the amount due and payable on the related Mortgage Loan on such Due Date.

         BOND INTEREST RATE: With respect to any Interest Period, a per annum rate determined by the Master Servicer equal to LIBOR as of the second LIBOR Business Day prior to the first day of such Interest Period and ____%; PROVIDED HOWEVER, that in no event shall the Bond Interest Rate with respect to any Interest Period exceed the Maximum Rate for such Interest Period.

         BOND OWNER:  The Beneficial Owner of a Bond.

         BOND PERCENTAGE: With respect to any Payment Date, the ratio expressed as a percentage of the aggregate of the Principal Balances of all Bonds immediately prior to such Payment Date to the sum of the Pool Balance on the first day of the related Collection Period and the amount on deposit in the Funding Account from Net Principal Collections immediately prior to such Payment Date.

         BOND REGISTER: The register maintained by the Bond Registrar in which the Bond Registrar shall provide for the registration of Bonds and of transfers and exchanges of Bonds.

         BOND REGISTRAR: The Indenture Trustee, in its capacity as Bond
Registrar.

         BONDHOLDER: The Person in whose name a Bond is registered in the Bond Register, except that, any Bond registered in the name of the Depositor, the Issuing Entity or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Bondholder or holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Bonds that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuing Entity, any other obligor upon the Bonds or any Affiliate of any of the foregoing Persons.

         BONDS:  The Bonds designated as the "Bonds" in the Indenture.

         BOOK-ENTRY BONDS: Beneficial interests in the Bonds, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, Delaware or California are required or authorized by law to be closed.

         BUSINESS TRUST STATUTE: Chapter 38 of Title 12 of the Delaware Code, 12 DEL. Code ss.ss. 3801 ET SEQ., as the same may be amended from time to time.

         CARRYOVER LOSS AMOUNT: With respect to any Payment Date, the aggregate of Loss Amounts (other than Loss Amounts arising during the related Collection Period) with respect to which either (i) payments of principal have not been previously made on the Bonds and the Certificates or (ii) were not reflected in a reduction (not below zero) of the Outstanding Reserve Amount.

         CERTIFICATE DISTRIBUTION ACCOUNT: The account or accounts created and maintained pursuant to Section _____ of the Servicing Agreement. The Certificate Distribution Account shall be an Eligible Account.

         CERTIFICATE DISTRIBUTION AMOUNT: With respect to any Payment Date, the sum of (x) the amount accrued during the related Interest Period on the Principal Balance of the Certificates at the Certificate Rate for such Interest Period and (y) any Unpaid Certificate Distribution Amount Shortfall. The amount available for distribution on any Payment Date shall be allocated first to the amount in clause (x) above, and second to the amount in clause (y) above.

         CERTIFICATE PAYING AGENT: The meaning specified in Section 3.10 of the Trust Agreement.

         CERTIFICATE PERCENTAGE: With respect to any Payment Date, the ratio, expressed as a percentage, of the aggregate of the Principal Balance of the Certificates immediately prior to such Payment Date to the sum of the aggregate of the Principal Balance of the Securities immediately prior to such date.

         CERTIFICATE RATE: With respect to any Interest Period, the per annum rate determined by the Master Servicer equal to the sum of (i) LIBOR and (ii) 0.__% provided, however, that in no event shall the Certificate Rate with respect to any Interest Period exceed the Maximum Rate.

         CERTIFICATE REGISTER: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

         CERTIFICATE REGISTRAR: Initially, __________________________________,
in its capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

         CERTIFICATE OF TRUST: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         CERTIFICATES: The Collateralized Mortgage Certificates, Series ______, each evidencing undivided beneficial interests in the Issuing Entity and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

         CERTIFICATEHOLDER: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuing Entity, the Owner Trustee or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuing Entity, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

         CLASS PERCENTAGE: With respect to each Class of Bonds and Payment Date, the ratio, expressed as a percentage, of the aggregate Principal Balance of such Class of Bonds to the aggregate Principal Balance of the Bonds, in each case immediately prior to such Payment Date.

         CLOSING DATE:  ________________.

         CODE: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         COLLATERAL: The meaning specified in the Granting Clause of the Indenture.

         COLLECTION ACCOUNT: The account or accounts created and maintained pursuant to Section 3.02(b) of the Servicing Agreement. The Collection Account shall be an Eligible Account.

         COLLECTION PERIOD: With respect to any Mortgage Loan and Payment Date other than the first Payment Date, the calendar month preceding any such Payment Date and with respect to the first Payment Date, the period from ________________ through _________________.

         COMBINED LOAN-TO-VALUE RATIO: With respect to any Mortgage Loan and any date, the percentage equivalent of a fraction, the numerator of which is the Cut-Off Date Principal Balance of such Mortgage Loan and the denominator of which is the outstanding principal balance as of the date of the origination of such Mortgage Loan of any mortgage loan or mortgage loans that are secured by liens on the Mortgaged Property that are senior or subordinate to the Mortgage and the denominator of which is the Appraised Value of the related Mortgaged Property.

         CORPORATE TRUST OFFICE: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Bond Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at _________________, _______________, ____________, ______________,
___________________________, except that for purposes of Section 4.02 of the Indenture and Section 3.09 of the Trust Agreement, such term shall include the Indenture Trustee's office or agency at ______________, _________, ________,
______________. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at _____________, __________, ____________,
Attention: __________________________.

         CREDIT ENHANCEMENT DRAW AMOUNT: As defined in Section 3.32 of the Indenture.

         CREDIT ENHANCEMENT INSTRUMENT: The surety bond number ______, dated as of the Closing Date, issued by the Credit Enhancer to the Indenture Trustee for the benefit of the Bondholders.

         CREDIT ENHANCER: _____________________________________, a
______________________-domiciled ______________________________________________
insurance company, any successor thereto or any replacement credit enhancer substituted pur- suant to Section 3.33 of the Indenture.

         CREDIT ENHANCER DEFAULT: If the Credit Enhancer fails to make a payment required under the Credit Enhancement Instrument in accordance with its terms.

         CUSTODIAL AGREEMENT: Any Custodial Agreement between the Custodian, the Indenture Trustee, the Issuing Entity and the Master Servicer relating to the custody of the Mortgage Loans and the Related Documents.

         CUSTODIAN: With respect to the _______________________________________
Loans, __________________________________, a ____________________, and its
successors and assigns, and with respect to the _______________________________________________Loans,
________________________________________, a ______________, and its successors and assigns, provided, that in no event shall the Custodian be an Affiliate of the Sponsor.

         CUT-OFF DATE:  With respect to the Initial Loans, ________________.

         CUT-OFF DATE PRINCIPAL BALANCE: With respect to any Initial Loan, the unpaid principal balance thereof as of the opening of business on the last day of the related Due Period immediately prior to the Cut-Off Date.

         DEFAULT: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

         DEFINITIVE BONDS: The meaning specified in Section 4.06 of the Indenture.

         DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Mortgage Loan.

         DEPOSIT DATE: The applicable date as of which any Additional Loan is sold to the Purchaser pursuant to the Mortgage Loan Purchase Agreement.

         DEPOSIT DATE PRINCIPAL BALANCE: With respect to any Additional Loan, the Principal Balance thereof as of the Deposit Date.

         DEPOSITOR: IMH Assets Corp., a California corporation, or its successor in interest.

         DEPOSITORY OR DEPOSITORY AGENCY: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Depositor. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

         DEPOSITORY PARTICIPANT: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         DETERMINATION DATE: With respect to any Payment Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Payment Date.

         DISSOLUTION PAYMENT DATE: Following an Event of Default under the Indenture and an acceleration of the Maturity Date of the Bonds, a date on which the proceeds of the sale of the Trust Estate are paid to Securityholders.

         DUE DATE:  The first day of the month of the related Payment Date.

         DUE PERIOD: With respect to any Mortgage Loan and Due Date, the period commencing on the second day of the month preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-off
Date) and ending on the related Due Date.

         ELIGIBLE ACCOUNT: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, PROVIDED that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Collection Account, either (A) a trust account or accounts maintained at the Corporate Trust Department of the Indenture Trustee or (B) an account or accounts maintained at the Corporate Trust Department of the Indenture Trustee, as long as its short term debt obligations are rated P-1 by Moody's and A-1 by Standard & Poor's or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 by Moody's and A by Standard & Poor's or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Collection Account and the Payment Account, a trust account or accounts maintained in the corporate trust division of the Indenture Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency as evidenced in writing by each Rating Agency that use of any such account as the Collection Account or the Payment Account will not reduce the rating assigned to any of the Securities by such Rating Agency below investment grade without taking into account the Credit Enhancement Instrument.

         ELIGIBLE INVESTMENTS:  One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, PROVIDED that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest short-term rating available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; PROVIDED that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and PROVIDED FURTHER that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, PROVIDED FURTHER that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                  (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their highest short-term rating available; PROVIDED that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) interests in any money market fund or qualified investment fund which at the date of acquisition of the interests in such fund and throughout the time the interest is held in such fund has a rating of P-1 or Aaa by Moody's and either AAAm or AAAm-G by Standard & Poor's or such lower rating as will not result in the qualification, downgrading or withdrawal of the then-current rating assigned to the Certificates by each Rating Agency;

                  (vi) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the rating then assigned thereto or the rating assigned at the Closing Date, and which are acceptable to the Credit Enhancer, as evidenced in writing, PROVIDED that if the Master Servicer or any other Person controlled by the Master Servicer is the issuer or the obligor of any obligation or security described in this clause (vi) such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Mortgage Loans;

PROVIDED, HOWEVER, that each such instrument shall be acquired in an arm's length transaction and no such instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

         ELIGIBLE SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Sponsor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Sponsor in the Collection Account in the month of substitution); (ii) comply with each representation and warranty set forth in clauses (ii) through (xxxiv) of Section 3.1(b) of the Mortgage Loan Purchase Agreement other than clauses (viii),
(xiii), (xiv), (xxiv)(B), (xxv)(B), (xxvi) and (xxvii); (iii) have a Mortgage Rate, Net Mortgage Rate and Gross Margin no lower than and not more than [1]% per annum higher than the Mortgage Rate, Net Mortgage Rate and Gross Margin, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iv) have a Combined Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan and (vi) not be 30 days or more delinquent.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         EVENT OF DEFAULT: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) a default in the payment of any interest on any Bond when the same becomes due and payable, and such default shall continue for a period of five days; or

                  (ii) a default in the payment of the principal of or any installment of the principal of any Bond when the same becomes due and payable; or

                  (iii) a Credit Enhancer Default shall have occurred and be continuing and there occurs a default in the observance or performance of any covenant or agreement of the Issuing Entity made in the Indenture, or any representation or warranty of the Issuing Entity made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made [which has a material adverse effect on Securityholders], and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuing Entity by the Indenture Trustee or to the Issuing Entity and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Bonds, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                  (iv) a Credit Enhancer Default shall have occurred and be continuing and there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuing Entity or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuing Entity or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuing Entity's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) a Credit Enhancer Default shall have occurred and be continuing and there occurs the commencement by the Issuing Entity of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuing Entity to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuing Entity to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuing Entity or for any substantial part of the assets of the Trust Estate, or the making by the Issuing Entity of any general assignment for the benefit of creditors, or the failure by the Issuing Entity generally to pay its debts as such debts become due, or the taking of any action by the Issuing Entity in furtherance of any of the foregoing.

         EVENT OF SERVICER TERMINATION: With respect to the Servicing Agreement, an Event of Default as defined in Section 7.01 of the Servicing Agreement.

         EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         EXCLUDED AMOUNT: For any Payment Date on or after the occurrence of an Amortization Event, with respect to all collections whether interest or principal (other than any amounts received in respect of a Repurchase Price and pursuant to Section 3.05(c) of the Servicing Agreement) ("Total Collections") on all Initial Loans and Additional Loans (collectively, "Total Balances of Obligors"), an amount equal to the product of (A) Total Collections during the related Collection Period and (B) a fraction equal to one (1) MINUS a fraction the numerator of which is (x) the aggregate Principal Balances as of the end of the last Collection Period and the denominator of which is (y) the Total Balances of Obligors.

         EXPENSES: The meaning specified in Section 7.02 of the Trust Agreement.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         FINAL SCHEDULED PAYMENT DATE: To the extent not previously paid, the principal balance of each Class of Bonds will be due on the Payment Date in
____________.

         FNMA: The Federal National Mortgage Association, or any successor thereto.

         FORECLOSURE PROFIT: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Mortgage Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

         FUNDING ACCOUNT: The trust account created and maintained with the Indenture Trustee pursuant to Section 8.02 of the Indenture and referred to therein as the Funding Account. Funds deposited in the Funding Account shall be held in trust for the uses and purposes set forth in Article VIII of the Indenture.

         FUNDING PERIOD: The period commencing on the Cut-Off Date and ending on the earlier of (x) the Payment Date in ______________ and (y) the occurrence of an Amortization Event.

         GRANT: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         GROSS MARGIN: With respect to any Mortgage Loan, the percentage set forth as the "Gross Margin" for such Mortgage Loan on the Mortgage Loan Schedule, as adjusted from time to time with respect to any ______ Loan in accordance with the terms of the Servicing Agreement.

         GUARANTEED PRINCIPAL PAYMENT AMOUNT: [With respect to any Payment Date, other than the Dissolution Payment Date, the amount, if any, by which the Security Balance of the Bonds (after giving effect to all amounts allocable and distributable to principal on the Bonds on such Payment Date) exceeds the sum of
(A) the Pool Balance PLUS (B) all amounts on deposit in the Funding Account on such date (after giving effect to all withdrawals therefrom and deposits thereto pursuant to Sections 8.02(b) and 8.02(c) of the Indenture on such Payment Date). With respect to the Payment Date in ____________, if such Payment Date is not a Dissolution Payment Date, the amount, if any, by which the aggregate of the Security Balances of the Bonds (after giving effect to all amounts allocable and distributable to principal on the Bonds) exceeds the amount on deposit in the Payment Account available to be paid as principal on the Bonds (after giving effect to all amounts allocable and distributable as principal on the Bonds on such date).

         HOLDER:  Any of the Bondholders or Certificateholders.

         INDEMNIFIED PARTY: The meaning specified in Section 7.02 of the Trust Agreement.

         INDENTURE: The indenture dated as of _______________ between the Issuing Entity, as debtor, and the Indenture Trustee, as Indenture Trustee.

         INDENTURE TRUSTEE: __________________________________, and its
successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         INDEPENDENT: When used with respect to any specified Person, the Person
(i) is in fact independent of the Issuing Entity, any other obligor on the Bonds, the Sponsor, the Issuing Entity, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuing Entity, any such other obligor, the Sponsor, the Issuing Entity, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuing Entity, any such other obligor, the Sponsor, the Issuing Entity, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         INDEPENDENT CERTIFICATE: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuing Entity Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         INDEX: With respect to any Mortgage Loan, the prime rate from time to time for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

         INITIAL LOANS: All home equity lines of credit sold by the Sponsor to the Purchaser on _________________ pursuant to the terms of the Mortgage Loan Purchase Agreement, as specified in the Mortgage Loan Schedule.

         INITIAL PRINCIPAL BALANCE: With respect to the Certificates, $_________; and the Bonds, $______________.

         INITIAL SUBSERVICERS: With respect to the _________ Loans, ______________________. With respect to the ________ Loans,
__________________________. With respect to the ______ Loans,
_________________________.

         INSOLVENCY EVENT: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

         INSURANCE AGREEMENT: The insurance and reimbursement agreement dated as of _______________ among the Master Servicer, the Sponsor, the Depositor, the Issuing Entity and the Credit Enhancer, including any amendments and supplements thereto.

         INSURANCE PROCEEDS: Proceeds paid by any insurer (other than the Credit Enhancer) pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Master Servicer, or amounts required to be paid by the Master Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         INTEREST COLLECTIONS: With respect to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Mortgage Loan) as is paid by the Sponsor or the Master Servicer or is collected by the Servicer under the Mortgage Loans, reduced by the Servicing Fees for the related Collection Period and by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection Period. The terms of the related Mortgage Note shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

         INTEREST PERIOD: With respect to any Payment Date other than the first Payment Date, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

         INTEREST RATE ADJUSTMENT DATE: With respect to each Mortgage Loan, the date or dates on which the Mortgage Rate is adjusted in accordance with the related Mortgage Note.

         ISSUING ENTITY: The IMH CMB Trust Series 200_-_, a Delaware business trust, or its successor in interest.

         ISSUING ENTITY REQUEST: A written order or request signed in the name of the Issuing Entity by any one of its Authorized Officers and delivered to the Indenture Trustee.

         LIBOR: For any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period. With respect to the first Interest Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., [Chicago, Illinois] time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

         LIBOR BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York, Delaware or California, or in the city of London, England are required or authorized by law to be closed.

         LIEN: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

         LIFETIME RATE CAP: With respect to each Mortgage Loan with respect to which the related Mortgage Note provides for a lifetime rate cap, the maximum Mortgage Rate permitted over the life of such Mortgage Loan under the terms of such Mortgage Note, as set forth on the Mortgage Loan Schedule and initially as set forth on Exhibit A to the Servicing Agreement.

         LIQUIDATED MORTGAGE LOAN: With respect to any Payment Date, any Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover with respect to the disposition of the related REO have been recovered.

         LIQUIDATION EXPENSES: Out-of-pocket expenses (exclusive of overhead) which are incurred by or on behalf of the Master Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

         LIQUIDATION LOSS AMOUNTS: With respect to any Payment Date and any Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the related Principal Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of the Principal Balance.

         LIQUIDATION PROCEEDS: Proceeds (including Insurance Proceeds but not including amounts drawn under the Credit Enhancement Instrument) received in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

         MORTGAGE NOTE: With respect to any Mortgage Loan, the credit line account agreement executed by the related Mortgagor and any amendment or modification thereof.

         LOAN YEAR: With respect to any Mortgage Loan, the one year period commencing on the day succeeding the origination of such Mortgage Loan and ending on the anniversary date of such Mortgage Loan, and each annual period thereafter.

         LOST BOND AFFIDAVIT: With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Sponsor or the related Underlying Sponsor certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note).

         MASTER SERVICER: [Name of Master Servicer], a ______ corporation, and its successors and assigns.

         MASTER SERVICING FEE: With respect to any _________ Loan or ________ Loan and any Collection Period, the product of (i) the Master Servicing Fee Rate divided by 12 and (ii) the aggregate Principal Balance of the _________ Loans or ________ Loans, as applicable, as of the first day of such Collection Period, and with respect to any ______ Loan and any Collection Period, the product of
(i) the Master Servicing Fee Rate divided by 12 and (ii) the aggregate Principal Balance of the ______ Loans as of the first day of such Collection Period.

         MASTER SERVICING FEE RATE: With respect to any ____ Line Loan or any _____________, ____% per annum. With respect to any ______ Loan, _____% per annum.

         MAXIMUM POOL BALANCE: As to any Payment Date the highest Pool Balance at the end of any Collection Period from the Closing Date up to and including the related Collection Period.

         MAXIMUM RATE: With respect to any Interest Period, the Weighted Average Net Mortgage Rate related to the Due Date in the month preceding the month in which such Interest Period ends (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Collection Period commencing in the month in which such Interest Period commences and a year assumed to consist of 360 days).

         MINIMUM MONTHLY PAYMENT: With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in that month.

         MONTHLY PAYMENT: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

         MOODY'S:  Moody's Investors Service, Inc. or its successor in interest.

         MORTGAGE: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

         MORTGAGE FILE: The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Mortgage Loan Purchase Agreement or the Servicing Agreement.

         MORTGAGE LOAN GROUP: Any of the _________ Loans, ________ Loans or the ______ Loans.

         MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated as of the Cut-Off Date, between the Sponsor, as seller, and the Depositor, as purchaser, with respect to the Mortgage Loans, dated as of _______________.

         MORTGAGE LOAN SCHEDULE: With respect to any date, the schedule of Mortgage Loans held by the Issuing Entity on such date. The initial schedule of Mortgage Loans as of the Cut-Off Date is the schedule set forth in Exhibit A of the Servicing Agreement, which schedule sets forth as to each Mortgage Loan

                  (i)      the loan number and name of the Mortgagor;

                  (ii) the street address, city, state and zip code of the Mortgaged Property;

                  (iii)    the Mortgage Rate;

                  (iv)     the maturity date;

                  (v)      the original principal balance;

                  (vi)     the first payment date;

                  (vii)    the type of Mortgaged Property;

                  (viii)   the Monthly Payment in effect as of the Cut-off Date;

                  (ix)     the principal balance as of the Cut-off Date;

                  (x)      the occupancy status;

                  (xi)     the purpose of the Mortgage Loan;

                  (xii)    the Appraised Value of the Mortgaged Property;

                  (xiii)   the original term to maturity;

                  (xiv)    the paid-through date of the Mortgage Loan;

                  (xv)     the Loan-to-Value Ratio; and

                  (xvi) whether or not the Mortgage Loan was underwritten pursuant to a limited documentation program.

         The Mortgage Loan Schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans. The Mortgage Loan Schedule will be amended from time to time by annex to reflect Additional Loans.

         MORTGAGE LOANS: At any time, collectively, all Initial Loans and Additional Loans, that have been sold to the Depositor under the Mortgage Loan Purchase Agreement, in each case together with the Related Documents, and that remain subject to the terms thereof.

         MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         MORTGAGE RATE: With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

         MORTGAGE RATE CAP: With respect to each Mortgage Loan, the lesser of
(i) the Lifetime Rate Cap, if any, or (ii) the applicable state usury ceiling, if any.

         MORTGAGED PROPERTY: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

         MORTGAGOR: The obligor or obligors under a Mortgage Note.

         NET LIQUIDATION PROCEEDS: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

         NET MORTGAGE RATE: With respect to any _________ Loan and any ________ Loan and any day, the related Mortgage Rate less the related Servicing Fee Rate. [With respect to any ______ Loan and any day, the Prime Rate then applicable to the Mortgage Rate plus 1.00%, less the related Master Servicing Fee Rate.]

         NET PRINCIPAL COLLECTIONS: With respect to any Distribution Date, the excess, if any, of Security Principal Collections for the related Collection Period created during the related Collection Period.

         OFFICER'S CERTIFICATE: With respect to the Master Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee. With respect to the Issuing Entity, a certificate signed by any Authorized Officer of the Issuing Entity, under the circumstances described in, and otherwise complying with, the applicable requirements of Section [10.01] of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuing Entity.

         OPINION OF COUNSEL: A written opinion of counsel who may be in-house counsel for the Master Servicer if acceptable to the Indenture Trustee, the Credit Enhancer and the Rating Agencies or counsel for the Depositor, as the case may be.

         OUTSTANDING: With respect to the Bonds, as of the date of determination, all Bonds theretofore executed, authenticated and delivered under this Indenture except:

                  (i) Bonds theretofore cancelled by the Bond Registrar or delivered to the Indenture Trustee for cancellation; and

                  (ii) Bonds in exchange for or in lieu of which other Bonds have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Bonds are held by a holder in due course;

PROVIDED, HOWEVER, that for purposes of effectuating the Credit Enhancer's right of subrogation as set forth in Section 4.12 of the Indenture only, all Bonds that have been paid with funds provided under the Credit Enhancement Instrument shall be deemed to be Outstanding until the Credit Enhancer has been reimbursed with respect thereto.

         OUTSTANDING RESERVE AMOUNT: With respect to any Payment Date, the amount by which the sum of (x) the Pool Balance as of the last day of the related Collection Period and (y) the amount on deposit in the Funding Account in respect of Net Principal Collections, on such Payment Date exceeds the Aggregate Security Balance on such Payment Date (after giving effect to all amounts distributed and allocable to principal on the Securities and deposits to and withdrawals from the Funding Account that are applied to reduce the Security Balances on such Payment Date).

         OWNER TRUST: The IMH CMB Trust Series 200_-__ to be created pursuant to the Trust Agreement.

         OWNER TRUST ESTATE: The corpus of the Issuing Entity created by the Trust Agreement which consists of [the Mortgage Loans.]

         OWNER TRUSTEE: ______________________, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

         PAYING AGENT: Any paying agent or co-paying agent appointed pursuant to
Section 3.03 of the Indenture, which initially shall be
__________________________________.

         PAYMENT ACCOUNT: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. The Payment Account shall be an Eligible Account.

         PAYMENT DATE: The [25th] day of each month, or if such day is not a Business Day, then the next Business Day.

         PERCENTAGE INTEREST: With respect to any Bond, the percentage obtained by dividing the Security Balance of such Bond by the aggregate of the Security Balances of all Bonds of the same Class. With respect to any Certificate, the percentage obtained by dividing the denomination specified on such Certificate by the Initial Principal Balance of the Certificates.

         PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         POOL BALANCE: With respect to any date, the aggregate of the Principal Balances of all Mortgage Loans as of such date.

         PREDECESSOR BOND: With respect to any particular Bond, every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purpose of this definition, any Bond authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Bond shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Bond.

         PRIMARY INSURANCE POLICY: Each primary policy of mortgage guaranty insurance issued by a Qualified Insurer or any replacement policy therefor.

         PRIME RATE: The prime rate for corporate loans at U.S. commercial banks, as published in THE WALL STREET JOURNAL.

         PRINCIPAL BALANCE: With respect to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any day, the related Cut-Off Date Principal Balance or Deposit Date Principal Balance, MINUS all collections credited as principal in respect of any such Mortgage Loan in accordance with the related Mortgage Note (except for any such collections that are allocable to the Excluded Amount) and applied in reduction of the Principal Balance thereof. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have an Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of all related Liquidation Proceeds and an Principal Balance of zero thereafter.

         PRINCIPAL COLLECTION DISTRIBUTION AMOUNT: For any Payment Date, (i) at any time during the Revolving Period, so long as an Amortization Event has not occurred, Net Principal Collections and (ii) following an Amortization Event or at any time after the end of the Revolving Period, Security Principal Collections; provided, however, on any Payment Date with respect to which the Outstanding Reserve Amount that would result if determined without regard to this proviso exceeds the Reserve Amount Target the Principal Collection Distribution Amount will be reduced by the amount of such excess until the Outstanding Reserve Amount equals the Reserve Amount Target.

         PRINCIPAL COLLECTIONS: With respect to any Payment Date and any Mortgage Loan, the aggregate of the following amounts:

                  (i) the total amount of payments made by or on behalf of the Mortgagor during the related Due Period, received and applied as payments of principal on the Mortgage Loan during the related Collection Period, as reported by the Servicer or the related Subservicer;

                  (ii) any Net Liquidation Proceeds, allocable as a recovery of principal, received in connection with the Mortgage Loan during the related Collection Period;

                  (iii) if the Mortgage Loan was purchased by the Master Servicer pursuant to Section 3.14 of the Servicing Agreement, or was repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement, during the related Collection Period, 100% of the Principal Balance of the Mortgage Loan as of the date of such purchase or repurchase; and

                  (iv) any other amounts received as payments on or proceeds of the Mortgage Loan during the Collection Period to the extent applied in reduction of the principal amount thereof; PROVIDED that Principal Collections shall not include any Foreclosure Profits, and shall be reduced by any amounts withdrawn from the Collection Account pursuant to clauses (iii), (iv), (vii) and (viii) of Section 3.03 of the Servicing Agreement other than any portion of such amounts that are attributable to the Excluded Amount in respect of any Mortgage Loan that are allocable to principal of such Mortgage Loan and not otherwise excluded from the amounts specified in (i) - (iii) above.

         PRINCIPAL PREPAYMENT: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         PROCEEDING: Any suit in equity, action at law or other judicial or administrative proceeding.

         PURCHASE PRICE: The meaning specified in Section 2.2(a) of the Mortgage Loan Purchase Agreement.

         PURCHASER: IMH Assets Corp., a California corporation, and its successors and assigns.

         QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Master Servicer and as a FNMA-approved mortgage insurer.

         RATING AGENCY: Any nationally recognized statistical rating organization, or its successor, that rated the Securities at the request of the Depositor at the time of the initial issuance of the Securities. Initially, Moody's or Standard & Poor's. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

         REALIZED LOSSES: Any losses incurred on defaulted Mortgage Loans that have been finally liquidated.

         RECORD DATE: With respect to the Bonds and any Payment Date, the Business Day next preceding such Payment Date and with respect to the Certificates and any Payment Date, the last Business Day of the month preceding the month of such Payment Date.

         REFERENCE BANK RATE: With respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., _______, ________ time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the Outstanding Amount of Bonds and the Certificate Principal Balance; PROVIDED that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Depositor after consultation with the Indenture Trustee, as of 11:00 a.m., _______, [Illinois] time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the Aggregate Security Balance. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Period.

         REFERENCE BANKS: [Bank of Tokyo, Barclays Bank PLC, National Westminster Bank and Bankers Trust Company].

         REGISTERED HOLDER: The Person in whose name a Bond is registered in the Bond Register on the applicable Record Date.

         RELATED DOCUMENTS: With respect to each Mortgage Loan, the documents specified in Section 2.1(c) of the Mortgage Loan Purchase Agreement and any documents required to be added to such documents pursuant to the Mortgage Loan Purchase Agreement, the Trust Agreement or the Servicing Agreement.

         REO: A Mortgaged Property that is acquired by the Issuing Entity in foreclosure or by deed in lieu of foreclosure.

         REPURCHASE EVENT: With respect to any Mortgage Loan, either (i) a discovery that, as of the Closing Date with respect to an Initial Loan, or as of the related Deposit Date with respect to an Additional Loan, as applicable, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Mortgage Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are permitted and (D) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which the Sponsor delivers an affidavit certifying that the original Mortgage Note has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

         REPURCHASE PRICE: With respect to any Mortgage Loan required to be repurchased on any date pursuant to the Mortgage Loan Purchase Agreement or purchased by the Master Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Mortgage Rate on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase. No portion of any Repurchase Price shall be included in the Excluded Amount for any Payment Date.

         REVOLVING PERIOD: The period commencing on the Closing Date and ending on ___________________.

         RESERVE AMOUNT TARGET: As to any Payment Date prior to the Payment Date in _____________, 1.5% of the greater of (i) the Pool Balance as of the Cut-Off Date and (ii) the Maximum Pool Balance as of the end of the Related Collection Period (the "Initial Reserve Amount Target"). As to any Payment Date on or after the Payment Date in __________, the greater of (A) the lesser of (x) the Initial Reserve Amount Target and (y) [3]% of the Pool Balance as of the end of the related Collection Period and (B) [0.75]% of the greater of (i) the Pool Balance as of the Cut-Off Date and (ii) the Maximum Pool Balance; provided, any scheduled reduction to the Reserve Amount Target described above shall not be made as of any Payment Date unless (i) the outstanding Principal Balance of the Mortgage Loans delinquent 60 days or more averaged over the last 12 months as a percentage of the aggregate outstanding Principal Balance of all Mortgage Loans averaged over the last 12 months does not exceed [2]% (or if the Pool Balance is less than [40%] of the Maximum Pool Balance, [4]%) and (ii) aggregate Liquidated Loss Amounts on the Mortgage Loans to date for such Payment Date occurring during the first two years after the Closing Date or occurring during the 3rd, 4th, 5th, or 6th (or any year thereafter) after the Closing Date, are less than [.5], [1.0], [1.5], [2.0] or [2.5]% respectively, of the Maximum Pool Balance and (iii) there has been no draw on the Credit Enhancement Instrument. The Reserve Amount Target may be reduced with the prior written consent of the Credit Enhancer and the Rating Agencies.

         RESPONSIBLE OFFICER: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Trust Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         SCHEDULE ANNEX: With respect to any Additional Loans, the schedule provided by the Sponsor to the Depositor or its assignee pursuant to Section 2.3 of the Mortgage Loan Purchase Agreement, which shall include all items of information of the type shown on, and shall be deemed to be incorporated in, the Mortgage Loan Schedule.

         SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         SECURITY:  Any of the Certificates or Bonds.

         SECURITY BALANCE: The Principal Balance of the Bonds or the Certificates, as the case may be.

         SECURITY COLLECTIONS: With respect to any Payment Date, the sum of the following amounts:

                  (i) the aggregate of all Security Interest Collections received during the related Collection Period [plus net investment earnings or amounts on deposit in the Funding Account];

                  (ii) Net Principal Collections for such Payment Date; and

                  (iii) all Substitution Adjustment Amounts to be deposited to the Payment Account for such Payment Date.

         SECURITYHOLDER OR HOLDER:  Any Bondholder or a Certificateholder.

         SECURITY INTEREST COLLECTIONS: With respect to any Payment Date, Interest Collections during the related Collection Period excluding the portion thereof allocable to the Excluded Amount.

         SECURITY PERCENTAGE: With respect to any Payment Date and Security, the percentage equivalent of a fraction the numerator of which is the Security Balance of such Security immediately prior to such Payment Date and the denominator of which is the aggregate of the Security Balances of all Securities as of such date.

         SECURITY PRINCIPAL COLLECTIONS: With respect to any Payment Date, Principal Collections during the related Collection Period excluding the portion thereof allocable to the Excluded Amount.

         SERVICING AGREEMENT: The Servicing Agreement dated as of
_______________ between __________________________________, as Indenture
Trustee, and the Master Servicer, as master servicer.

         SERVICING CERTIFICATE: A certificate completed and executed by a Servicing Officer on behalf of the Master Servicer in accordance with Section
4.01 of the Servicing Agreement.

         SERVICING FEE: With respect to any Mortgage Loan, the sum of the related Master Servicing Fee and the related Subservicing Fee.

         SERVICING FEE RATE: With respect to any Mortgage Loan, the sum of the related Master Servicing Fee Rate and the related Subservicing Fee Rate.

         SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Credit Enhancer) by the Master Servicer, as such list may be amended from time to time.

         SINGLE CERTIFICATE:  A Certificate in the denomination of $1,000.

         SINGLE BOND:  A Bond in the amount of $1,000.

         SPONSOR: [Name of Sponsor], a _______ corporation, and its successors and assigns.

         SPONSOR'S AGREEMENT: With respect to each _________ Loan, the agreement between the Sponsor, as purchaser, and the related Sponsor, as seller.

         STANDARD & POOR'S: Standard & Poor's Ratings Group or its successor in interest.

         SUBSERVICER: Any Person with whom the Master Servicer has entered into a Subservicing Agreement as a Subservicer by the Master Servicer, including the Initial Subservicers.

         SUBSERVICING ACCOUNT: An Eligible Account established or maintained by a Sub- servicer as provided for in Section 3.02(c) of the Servicing Agreement.

         SUBSERVICING AGREEMENT: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01 of the Servicing Agreement.

         SUBSERVICING FEE: With respect to any _________ Loan and any Collection Period, the fee retained monthly by the Subservicer (or, in the case of a nonsubserviced Mortgage Loan, by the Master Servicer) equal to the product of
(i) the Subservicing Fee Rate divided by 12 and (ii) the aggregate Principal Balance of the _________ Loans as of the first day of such Collection Period. With respect to any ________ Loan and any Collection Period, the fee retained monthly by the Subservicer (or, in the case of a nonsubserviced Mortgage Loan, by the Master Servicer) equal to the product of (i) the Subservicing Fee Rate divided by 12 and (ii) the aggregate Principal Balance of the ________ Loans as of the first day of such Collection Period. With respect to any ______ Loan and any Collection Period, the fee retained monthly by the Subservicer (or, in the case of a nonsubserviced Mortgage Loan, by the Master Servicer) equal to (i) the weighted average of the applicable Subservicing Fee Rates divided by 12 and (ii) the aggregate Principal Balance of the ______ Loans as of the first day of such Collection Period.

         SUBSERVICING FEE RATE: With respect to ___________ Loan, 0.50% per annum.

         SUBSTITUTION ADJUSTMENT AMOUNTS: With respect to any Eligible Substitute Mortgage Loan, the amount as defined in Section 3.1(b) of the Mortgage Loan Purchase Agreement.

         TEASER LOAN: With respect to the Additional Loans, any Mortgage Loan which provides for an initial period during which the Mortgage Rate is less than the sum of the current Index plus the applicable Gross Margin.

         TELERATE SCREEN PAGE 3750: The display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Issuing Entity after consultation with the Indenture Trustee), the rate will be the Reference Bank Rate.

         TREASURY REGULATIONS: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         TRUST AGREEMENT: The Trust Agreement dated as of ________________ between the Owner Trustee and the Depositor.

         TRUST ESTATE: The meaning specified in the Granting Clause of the Indenture.

         TRUST INDENTURE ACT OR TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

         UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

         UNDERLYING SELLER: With respect to the ________ Loans, ________. With respect to the ______ Loans, ____.

         UNPAID CERTIFICATE DISTRIBUTION AMOUNT SHORTFALL: With respect to any Payment Date, the aggregate amount, if any, of Certificate Distribution Amount that was accrued in respect of a prior Payment Date and has not been distributed to Certificateholders.

         WEIGHTED AVERAGE NET MORTGAGE RATE: With respect to the Mortgage Loans in the aggregate, and any Due Date, the average of the Net Mortgage Rate for each Mortgage Loan as of the last day of the related Due Period weighted on the basis of the related Principal Balances outstanding as of the last day of the related Due Period for each Mortgage Loan as determined by the Master Servicer in accordance with the Master Servicer's normal servicing procedures.

                                    EXHIBIT A

                          FORM OF CLASS [_]-A-[_] BONDS

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS BOND OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUING ENTITY, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUING ENTITY IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

PRINCIPAL OF THIS BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          IMPAC CMB TRUST SERIES 200_-_
                        COLLATERALIZED ASSET-BACKED BONDS
                                 CLASS [_]-A-[_]

AGGREGATE [BOND PRINCIPAL                                      BOND INTEREST
BALANCE] [NOTIONAL AMOUNT]:                                    RATE: [Adjustable Rate] [___%]
$[             ]
INITIAL [BOND PRINCIPAL                                        BOND NO. 1
BALANCE] [NOTIONAL AMOUNT] OF THIS BOND: $[     ]
PERCENTAGE INTEREST: 100%                                      CUSIP NO. [             ]

         Impac CMB Trust Series 200_-_ (the "Issuing Entity"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, [the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in _________ 200_ and ending on or before the Payment Date occurring in _________ 20__ (the "Final Scheduled Payment Date") and to pay] interest on the [Bond Principal Balance][Notional Amount] of this Bond (this "Bond") outstanding from time to time as provided below.

         This Bond is one of a duly authorized issue of the Issuing Entity's Collateralized Asset-Backed Bonds, Series 200_-_ (the "Bonds"), issued under an Indenture dated as of ___________, 200_ (the "Indenture"), between the Issuing Entity and ___________, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Bonds and the terms upon which the Bonds are to be authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of [principal and] interest on this Bond will be made on each Payment Date to the Bondholder of record as of the related Record Date. [The "Bond Principal Balance" of a Bond as of any date of determination is equal to the initial Bond Principal Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Bond on all prior Payment Dates.] [The "Notional Amount" of this Bond, immediately prior to the related Payment Date, for the for the __________ 200_ Payment Date, is $__________, for the ________ 200_ Payment Date, $__________, for the _________
200_ Payment Date, $__________, for the _________ 200_ Payment Date,
$__________, for the _________ 200_ Payment Date, $__________, for the
__________ 200_Payment Date, $__________ and for the _________ 200_ Payment Date
and thereafter, $0.]

         The [principal of], [and interest on], this Bond [are] [is] due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Bond shall be equal to this Bond's pro rata share of the aggregate payments on all Class [_-A-_] Bonds as described above, and shall be applied as [between] interest [and principal] as provided in the Indenture. [In addition, any payments received by the Indenture Trustee in respect of the Guaranty Agreement shall be paid to the Holders of this Bond pursuant to Section 3.30 of the Indenture.]

         All [principal and] interest accrued on the Bonds, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

         The Group [1][2] Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder, on or after the earlier of (i) the Payment Date on which the aggregate Stated Principal Balance of the Group [1][2] Loans as of the end of the related Due Period is less than or equal to __% of the sum of the aggregate Stated Principal Balance of the Group [1][2] Loans as of the Cut-off Date, and (ii) the Payment Date occurring in _________ 20__.

         The Issuing Entity shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Class [_]-A-[_] Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, Impac Secured Assets Corp., Impac Mortgage Holdings, Inc., the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class [_]-A-[_] Bonds pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

         Any payment of [principal or] interest payable on this Bond which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Bond is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Bond Register on such Record Date, except for the final installment of [principal and] interest payable with respect to such Bond, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Bond delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of [principal or] interest, other than the final installment of [principal or] interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the [principal amount][Notional Amount] of a Bond (or one or more predecessor Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond. The final payment of this Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the right to unpaid principal and interest that were carried by such other Bond.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Bonds, the amount payable to the Holder of this Bond will be equal to [the sum of the unpaid Bond Principal Balance of the Bonds, together with] accrued and unpaid interest [thereon] [on the Notional Amount] as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of [principal of and] interest on the Bonds as if they had not been declared due and payable.

         The failure to pay any Unpaid Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Bond or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring the Bond with Plan Assets or (2) (A) the acquisition, holding and transfer of a Bond will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code as a result of the Issuing Entity, the Sponsor, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Subservicer, any other servicer, any administrator, any provider of credit support, any owner of the Certificates, or any of their Affiliates being a "Party in Interest" (within the meaning of ERISA) or Disqualified Person (within the meaning of the Code) with respect to such Holder or Beneficial Owner that is a Plan and (B) the Bonds are rated investment grade or better and such person believes that the Bonds are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Bonds. Alternatively, regardless of the rating of the Bonds, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Sponsor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Bond or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Sponsor, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Bond at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Bonds of any authorized denominations and of a like aggregate initial [Bond Principal Balance][Notional Amount], will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Bond, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Bond is registered as the owner of such Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Bond be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Bonds under the Indenture at any time by the Issuing Entity with the consent of the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more predecessor Bonds) shall bind the Holder of every Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Bond. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

         Initially, the Bonds will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Bonds will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial [Bond Principal Balance][Notional Amount] of Bonds of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE CREATING THIS BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by ___________, not in its individual capacity but solely as Owner Trustee.

Dated: _________, 200_
                          IMPAC CMB TRUST SERIES 200_-_

                          BY: ___________, not in its individual capacity but solely in its capacity as Owner Trustee

                          By:_______________________________________
                                    Authorized Signatory





                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned Indenture.

___________, as Indenture Trustee



By:______________________________________
    Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM                       --      as tenants in common
          TEN ENT                       --      as tenants by the entireties
          JT TEN                        --      as joint tenants with right of survivorship and not as
                                                tenants in common
      UNIF GIFT MIN ACT                 --      __________ Custodian ______________________________
                                                          (Cust)                           (Minor)

                                                under Uniform Gifts to Minor Act _____________________
                                                                                          (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:


   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------
 (Please print or typewrite name and address, including zip code, of assignee)


--------------------------------------------------------------------------------
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                          FORM OF CLASS [_]-M-[_] BONDS

THIS BOND IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS [_]-A-[_] BONDS [AND CLASS [_]-M-[_] BONDS] AS DESCRIBED IN THE INDENTURE.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS BOND OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUING ENTITY, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUING ENTITY IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

PRINCIPAL OF THIS BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          IMPAC CMB TRUST SERIES 200_-_
                        COLLATERALIZED ASSET-BACKED BONDS
                                 CLASS [_]-M-[_]

AGGREGATE BOND PRINCIPAL                       BOND INTEREST
BALANCE:                                       RATE: Adjustable Rate
$[             ]
INITIAL BOND PRINCIPAL                         BOND NO. 1
BALANCE OF THIS BOND: $[             ]
PERCENTAGE INTEREST: 100%                      CUSIP NO. [             ]

         Impac CMB Trust Series 200_-_ (the "Issuing Entity"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ______________________________ ($___________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in _________ 200_ and ending on or before the Payment Date occurring in _________ 20__ (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Bond (this "Bond") outstanding from time to time as provided below.

         This Bond is one of a duly authorized issue of the Issuing Entity's Collateralized Asset-Backed Bonds, Series 200_-_ (the "Bonds"), issued under an Indenture dated as of ___________, 200_ (the "Indenture"), between the Issuing Entity and ___________, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Bonds and the terms upon which the Bonds are to be authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Bond will be made on each Payment Date to the Bondholder of record as of the related Record Date. The "Bond Principal Balance" of a Bond as of any date of determination is equal to the initial Bond Principal Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Bond on all prior Payment Dates.

         The principal of, and interest on, this Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Bond shall be equal to this Bond's pro rata share of the aggregate payments on all Class [_]-M-[_] Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Bonds, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

         The Group [1][2] Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder, on or after the earlier of (i) the Payment Date on which the aggregate Stated Principal Balance of the Group [1][2] Loans as of the end of the related Due Period is less than or equal to __% of the sum of the aggregate Stated Principal Balance of the Group [1][2] Loans as of the Cut-off Date, and (ii) the Payment Date occurring in _________ 20__.

         The Issuing Entity shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Class [_]-M-[_] Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, Impac Secured Assets Corp., Impac Mortgage Holdings, Inc., the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class [_]-M-[_] Bonds pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

         Any payment of principal or interest payable on this Bond which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Bond is registered at the close of business on the Record Date for such Payment Date by check mailed to such Person's address as it appears in the Bond Register on such Record Date, except for the final installment of principal and interest payable with respect to such Bond, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Bond delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Bond (or one or more predecessor Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond. The final payment of this Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuing Entity maintained by it for such purpose pursuant to
Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the right to unpaid principal and interest that were carried by such other Bond.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Bonds, the amount payable to the Holder of this Bond will be equal to the sum of the unpaid Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

         The failure to pay any Unpaid Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Bond or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring the Bond with Plan Assets or (2) (A) the acquisition, holding and transfer of a Bond will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code as a result of the Issuing Entity, the Sponsor, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Subservicer, any other servicer, any administrator, any provider of credit support, any owner of the Certificates, or any of their Affiliates being a "Party in Interest" (within the meaning of ERISA) or Disqualified Person (within the meaning of the Code) with respect to such Holder or Beneficial Owner that is a Plan and (B) the Bonds are rated investment grade or better and such person believes that the Bonds are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Bonds. Alternatively, regardless of the rating of the Bonds, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Sponsor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Bond or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Sponsor, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Bond at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Bonds of any authorized denominations and of a like aggregate initial Bond Principal Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Bond, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Bond is registered as the owner of such Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Bond be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Bonds under the Indenture at any time by the Issuing Entity with the consent of the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more predecessor Bonds) shall bind the Holder of every Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Bond. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

         Initially, the Bonds will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Bonds will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Bonds of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE CREATING THIS BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by ___________, not in its individual capacity but solely as Owner Trustee.

Dated: ___________, 200_
                               IMPAC CMB TRUST SERIES 200_-_
                               BY: ___________, not in its individual capacity but solely in its capacity as Owner Trustee

                               By:_______________________________________
                                           Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned Indenture.

___________, as Indenture Trustee




By:
         --------------------------------------------
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM        --      as tenants in common
               TEN ENT        --      as tenants by the entireties
               JT TEN         --      as joint tenants with right of survivorship and not as
                                      tenants in common
      UNIF GIFT MIN ACT       --      __________ Custodian ______________________________
                                           (Cust)                           (Minor)

                                      under Uniform Gifts to Minor Act _____________________
                                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:


   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)

--------------------------------------------------------------------------------
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
         ---------------------------       -------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                           FORM OF CLASS [__]-B BONDS

THIS BOND IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A BONDS [,] [AND] CLASS M BONDS [AND CLASS [_]-B BONDS] AS DESCRIBED IN THE INDENTURE.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS BOND OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUING ENTITY, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUING ENTITY IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

PRINCIPAL OF THIS BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          IMPAC CMB TRUST SERIES 200_-_
                        COLLATERALIZED ASSET-BACKED BONDS
                                   CLASS [_]-B

AGGREGATE BOND PRINCIPAL                     BOND INTEREST
BALANCE:                                     RATE: [Adjustable Rate]
$[             ]
INITIAL BOND PRINCIPAL                       BOND NO. 1
BALANCE OF THIS BOND: $[             ]
PERCENTAGE INTEREST: 100%                    CUSIP NO. [             ]

         Impac CMB Trust Series 200_-_ (the "Issuing Entity"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ______________________________ ($___________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in _________ 200_ and ending on or before the Payment Date occurring in _________ 20__ (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Bond (this "Bond") outstanding from time to time as provided below.

         This Bond is one of a duly authorized issue of the Issuing Entity's Collateralized Asset-Backed Bonds, Series 200_-_ (the "Bonds"), issued under an Indenture dated as of ____________, 200_ (the "Indenture"), between the Issuing Entity and ___________, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Bonds and the terms upon which the Bonds are to be authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Bond will be made on each Payment Date to the Bondholder of record as of the related Record Date. The "Bond Principal Balance" of a Bond as of any date of determination is equal to the initial Bond Principal Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Bond on all prior Payment Dates.

         The principal of, and interest on, this Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Bond shall be equal to this Bond's pro rata share of the aggregate payments on all Class [_]-B Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Bonds, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

         The Group [1][2] Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder, on or after the earlier of (i) the Payment Date on which the aggregate Stated Principal Balance of the Group [1][2] Loans as of the end of the related Due Period is less than or equal to __% of the sum of the aggregate Stated Principal Balance of the Group [1][2] Loans as of the Cut-off Date, and (ii) the Payment Date occurring in _________ 20__.

         The Issuing Entity shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Class [_]-B Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, Impac Secured Assets Corp., Impac Mortgage Holdings, Inc., the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class [_]-B Bonds pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

         Any payment of principal or interest payable on this Bond which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Bond is registered at the close of business on the Record Date for such Payment Date by check mailed to such Person's address as it appears in the Bond Register on such Record Date, except for the final installment of principal and interest payable with respect to such Bond, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Bond delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Bond (or one or more predecessor Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond. The final payment of this Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuing Entity maintained by it for such purpose pursuant to
Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the right to unpaid principal and interest that were carried by such other Bond.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Bonds, the amount payable to the Holder of this Bond will be equal to the sum of the unpaid Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

         The failure to pay any Unpaid Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Bond or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring the Bond with Plan Assets or (2) (A) the acquisition, holding and transfer of a Bond will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code as a result of the Issuing Entity, the Sponsor, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Subservicer, any other servicer, any administrator, any provider of credit support, any owner of the Certificates, or any of their Affiliates being a "Party in Interest" (within the meaning of ERISA) or Disqualified Person (within the meaning of the Code) with respect to such Holder or Beneficial Owner that is a Plan and (B) the Bonds are rated investment grade or better and such person believes that the Bonds are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Bonds. Alternatively, regardless of the rating of the Bonds, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Sponsor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Bond or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Sponsor, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Bond at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Bonds of any authorized denominations and of a like aggregate initial Bond Principal Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Bond, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Bond is registered as the owner of such Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Bond be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Bonds under the Indenture at any time by the Issuing Entity with the consent of the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more predecessor Bonds) shall bind the Holder of every Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Bond. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

         Initially, the Bonds will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Bonds will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Bonds of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE CREATING THIS BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by ___________, not in its individual capacity but solely as Owner Trustee.

Dated: ___________, 200_
                          IMPAC CMB TRUST SERIES 200_-_
                          BY: ___________, not in its individual capacity but solely in its capacity as Owner Trustee

                          By:_______________________________________
                                        Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned Indenture.

___________, as Indenture Trustee



By:
         --------------------------------------------
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM        --      as tenants in common
               TEN ENT        --      as tenants by the entireties
               JT TEN         --      as joint tenants with right of survivorship and not as
                                      tenants in common
      UNIF GIFT MIN ACT       --      __________ Custodian ______________________________
                                           (Cust)                           (Minor)

                                      under Uniform Gifts to Minor Act _____________________
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:


   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)


the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
         ---------------------------     --------------------------------------

Signature Guaranteed by
                        -------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                    EXHIBIT B

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the Indenture Trustee pursuant to Section 3.26. If the Indenture Trustee is indicated below as to any item, then the Indenture Trustee is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D: a) items marked "6.07 statement" are required to be included in the periodic Distribution Date statement under Section 6.07, provided by the Indenture Trustee based on information received from the Master Servicer; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the 6.07 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

    FORM            ITEM                              DESCRIPTION                             RESPONSIBLE PARTY
    ----            ----                              -----------                             -----------------
---------------------------------------------------------------------------------------------------------------------
10-D           Must be filed within 15 days of the distribution date for the asset-backed securities.
               ======================================================================================
               1               DISTRIBUTION AND POOL PERFORMANCE INFORMATION
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1121(A) - DISTRIBUTION AND POOL PERFORMANCE
                               INFORMATION
                               ---------------------------------------------------------- ---------------------------
                               (1) Any applicable record dates, accrual dates,            6.07 statement
                               determination dates for calculating distributions
                               and actual distribution dates for the
                               distribution period.
                               ---------------------------------------------------------- ---------------------------
                               (2) Cash flows received and the sources thereof            6.07 statement
                               for distributions, fees and expenses.
                               ---------------------------------------------------------- ---------------------------
                               (3) Calculated amounts and distribution of the             6.07 statement
                               flow of funds for the period itemized by type and
                               priority of payment, including:
                               ---------------------------------------------------------- ---------------------------
                                        (i) Fees or expenses accrued and paid,            6.07 statement
                               with an identification of the general purpose of
                               such fees and the party receiving such fees or
                               expenses.
                               ---------------------------------------------------------- ---------------------------
                                        (ii) Payments accrued or paid with                6.07 statement
                               respect to enhancement or other support
                               identified in Item 1114 of Regulation AB (such as
                               insurance premiums or other enhancement
                               maintenance fees), with an identification of the
                               general purpose of such payments and the party
                               receiving such payments.
                               ---------------------------------------------------------- ---------------------------
                                        (iii) Principal, interest and other               6.07 statement
                               distributions accrued and paid on the
                               asset-backed securities by type and by class or
                               series and any principal or interest shortfalls
                               or carryovers.
                               ---------------------------------------------------------- ---------------------------
                                        (iv) The amount of excess cash flow or            6.07 statement
                               excess spread and the disposition of excess cash
                               flow.
                               ---------------------------------------------------------- ---------------------------
                               (4) Beginning and ending principal balances of             6.07 statement
                               the asset-backed securities.
                               ---------------------------------------------------------- ---------------------------
                               (5) Interest rates applicable to the pool assets           6.07 statement
                               and the asset-backed securities, as applicable.
                               Consider providing interest rate information for
                               pool assets in appropriate distributional groups
                               or incremental ranges.
                               ---------------------------------------------------------- ---------------------------
                               (6) Beginning and ending balances of transaction           6.07 statement
                               accounts, such as reserve accounts, and material
                               account activity during the period.
                               ---------------------------------------------------------- ---------------------------
                               (7) Any amounts drawn on any credit enhancement            6.07 statement
                               or other support identified in Item 1114 of
                               Regulation AB, as applicable, and the amount of
                               coverage remaining under any such enhancement, if
                               known and applicable.
                               ---------------------------------------------------------- ---------------------------
                               (8) Number and amount of pool assets at the                6.07 statement
                               beginning and ending of each period, and updated
                               pool composition information, such as weighted             Updated pool composition
                               average coupon, weighted average life, weighted            information fields to be as
                               average remaining term, pool factors and                   specified by Depositor from
                               prepayment amounts.                                        time to time
                               ---------------------------------------------------------- ---------------------------
                               (9) Delinquency and loss information for the               6.07 statement.
                               period.

                               In addition, describe any material changes to the          Form 10-D report:
                               information specified in Item 1100(b)(5) of                Master Servicer
                               Regulation AB regarding the pool assets.
                               ---------------------------------------------------------- ---------------------------
                               (10) Information on the amount, terms and general          6.07 statement
                               purpose of any advances made or reimbursed during
                               the period, including the general use of funds
                               advanced and the general source of funds for
                               reimbursements.
                               ---------------------------------------------------------- ---------------------------
                               (11) Any material modifications, extensions or             6.07 statement
                               waivers to pool asset terms, fees, penalties or
                               payments during the distribution period or that
                               have cumulatively become material over time.
                               ---------------------------------------------------------- ---------------------------
                               (12) Material breaches of pool asset                       Form 10-D report: Indenture
                               representations or warranties or transaction               Trustee (subject to
                               covenants.                                                 Depositor approval)
                               ---------------------------------------------------------- ---------------------------
                               (13) Information on ratio, coverage or other               6.07 statement
                               tests used for determining any early
                               amortization, liquidation or other performance
                               trigger and whether the trigger was met.
                               ---------------------------------------------------------- ---------------------------
                               (14) Information regarding any new issuance of             Form 10-D report:
                               asset-backed securities backed by the same asset           Depositor
                               pool.

                               [information regarding] any pool asset changes             Form 10-D report:
                               (other than in connection with a pool asset
                               converting into cash in accordance with its
                               terms), such as additions or removals in
                               connection with a prefunding or revolving period
                               and pool asset substitutions and repurchases (and
                               purchase rates, if applicable), and cash flows
                               available for future purchases, such as the
                               balances of any prefunding or revolving accounts,
                               if applicable.

                               Disclose any material changes in the                       Form 10-D report:
                               solicitation, credit-granting, underwriting,               Master Servicer
                               origination, acquisition or pool selection
                               criteria or procedures, as applicable, used to
                               originate, acquire or select the new pool assets.
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1121(B) - PRE-FUNDING OR REVOLVING PERIOD             Depositor
                               INFORMATION

                               Updated pool information as required under Item
                               1121(b).
               -------------------------------------------------------------------------- ---------------------------
               2               LEGAL PROCEEDINGS
                               ---------------------------------------------------------- ---------------------------
                               Item 1117 - Legal proceedings pending against the
                               following entities, or their respective property,
                               that is material to Certificateholders, including
                               proceedings known to be contemplated by
                               governmental authorities:

                               Sponsor (Seller)                                           Sponsor

                               Depositor                                                  Depositor

                               Indenture Trustee                                          Indenture Trustee

                               Issuing entity                                             Depositor

                               Master Servicer, affiliated Servicer, other
                               Servicer servicing 20% or more of pool assets at time of report, Master Servicer other material servicers

                               Certificate Administrator                                  Certificate Administrator

                               Originator of 20% or more of pool assets as of             Master Servicer
                               the Cut-off Date

                               Custodian                                                  Custodian
               -------------------------------------------------------------------------- ---------------------------
               3               SALES OF SECURITIES AND USE OF PROCEEDS
                               ---------------------------------------------------------- ---------------------------
                               INFORMATION FROM ITEM 2(A) OF PART II OF FORM
                               10-Q:

                               With respect to any sale of securities by the              Depositor
                               sponsor, depositor or issuing entity, that are
                               backed by the same asset pool or are otherwise
                               issued by the issuing entity, whether or not
                               registered, provide the sales and use of proceeds
                               information in Item 701 of Regulation S-K.
                               Pricing information can be omitted if securities
                               were not registered.
               -------------------------------------------------------------------------- ---------------------------
               4               DEFAULTS UPON SENIOR SECURITIES
                               ---------------------------------------------------------- ---------------------------
                               INFORMATION FROM ITEM 3 OF PART II OF FORM 10-Q:

                               Report the occurrence of any Event of Default              Indenture Trustee
                               (after expiration of any grace period and
                               provision of any required notice)
               -------------------------------------------------------------------------- ---------------------------
               5               SUBMISSION OF MATTERS TO A VOTE OF SECURITY
                               HOLDERS
                               ---------------------------------------------------------- ---------------------------
                               INFORMATION FROM ITEM 4 OF PART II OF FORM 10-Q            Indenture Trustee
               -------------------------------------------------------------------------- ---------------------------
               6               SIGNIFICANT OBLIGORS OF POOL ASSETS
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL               Master Servicer
                               INFORMATION*
                               ---------------------------------------------------------- ---------------------------
                               *This information need only be reported on the
                               Form 10-D for the distribution period in which
                               updated information is required pursuant to the
                               Item.
               -------------------------------------------------------------------------- ---------------------------
               7               SIGNIFICANT ENHANCEMENT PROVIDER INFORMATION
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1114(B)(2) - CREDIT ENHANCEMENT PROVIDER
                               FINANCIAL INFORMATION*

                               Determining applicable disclosure threshold                Indenture Trustee

                               Obtaining required financial information or                Indenture Trustee
                               effecting incorporation by reference
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1115(B) - DERIVATIVE COUNTERPARTY FINANCIAL
                               INFORMATION*

                               Determining current maximum probable exposure              Depositor

                               Determining current significance percentage                Indenture Trustee

                               Obtaining required financial information or                Indenture Trustee
                               effecting incorporation by reference

                               *This information need only be reported on the
                               Form 10-D for the distribution period in which
                               updated information is required pursuant to the
                               Items.
               -------------------------------------------------------------------------- ---------------------------
               8               OTHER INFORMATION
                               ---------------------------------------------------------- ---------------------------
                               DISCLOSE ANY INFORMATION REQUIRED TO BE REPORTED           The Responsible Party for
                               ON FORM 8-K DURING THE PERIOD COVERED BY THE FORM          the applicable Form 8-K
                               10-D BUT NOT REPORTED                                      item as indicated below
               -------------------------------------------------------------------------- ---------------------------
               9               EXHIBITS
                               ---------------------------------------------------------- ---------------------------
                               Distribution report                                        Indenture Trustee
                               ---------------------------------------------------------- ---------------------------
                               EXHIBITS REQUIRED BY ITEM 601 OF REGULATION S-K,           Depositor
                               SUCH AS MATERIAL AGREEMENTS
------------------------------------------------------------------------------------------------------------------------
8-K            Must be filed within four business days of an event reportable on Form 8-K.
               ===========================================================================
               1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                               ---------------------------------------------------------- ---------------------------
                               Disclosure is required regarding entry into or             Master Servicer; or any of
                               amendment of any definitive agreement that is              the following that is a
                               material to the securitization, even if depositor          party to the agreement if
                               is not a party.                                            Master Servicer is not:
                                                                                          Indenture Trustee, Sponsor,
                               Examples: servicing agreement, custodial                   Depositor, Certificate
                               agreement.                                                 Administrator

                               Note: disclosure not required as to definitive
                               agreements that are fully disclosed in the
                               prospectus
               -------------------------------------------------------------------------- ---------------------------
               1.02            TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
                               ---------------------------------------------------------- ---------------------------
                               Disclosure is required regarding termination of            Master Servicer; or any of
                               any definitive agreement that is material to the           the following that is a
                               securitization (other than expiration in                   party to the agreement if
                               accordance with its terms), even if depositor is           Master Servicer is not:
                               not a party.                                               Indenture Trustee, Sponsor,
                                                                                          Depositor, Certificate
                               Examples: servicing agreement, custodial                   Administrator
                               agreement.
               -------------------------------------------------------------------------- ---------------------------
               1.03            BANKRUPTCY OR RECEIVERSHIP
                               ---------------------------------------------------------- ---------------------------
                               Disclosure is required regarding the bankruptcy            Master Servicer
                               or receivership, if known to the Master Servicer,
                               with respect to any of the following:

                               Sponsor (Seller), Depositor, Master Servicer,
                               affiliated Servicer, other Servicer servicing 20%
                               or more of pool assets at time of report, other
                               material servicers, Certificate Administrator,
                               Trustee, significant obligor, credit enhancer
                               (10% or more), derivatives counterparty,
                               Custodian
               -------------------------------------------------------------------------- ---------------------------
               2.04            TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A
                               DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                               UNDER AN OFF-BALANCE SHEET ARRANGEMENT
                               ---------------------------------------------------------- ---------------------------
                               Includes an early amortization, performance                Master Servicer
                               trigger or other event, including event of
                               default, that would materially alter the payment
                               priority/distribution of cash flows/amortization
                               schedule.

                               Disclosure will be made of events other than
                               waterfall triggers which are disclosed in the
                               6.07 statement
               -------------------------------------------------------------------------- ---------------------------
               3.03            MATERIAL MODIFICATION TO RIGHTS OF SECURITY
                               HOLDERS
                               ---------------------------------------------------------- ---------------------------
                               Disclosure is required of any material                     Indenture Trustee
                               modification to documents defining the rights of
                               Certificateholders, including the Pooling and
                               Servicing Agreement
               -------------------------------------------------------------------------- ---------------------------
               5.03            AMENDMENTS TO ARTICLES OF INCORPORATION OR
                               BYLAWS; CHANGE IN FISCAL YEAR
                               ---------------------------------------------------------- ---------------------------
                               Disclosure is required of any amendment "to the            Depositor
                               governing documents of the issuing entity"
               -------------------------------------------------------------------------- ---------------------------
               5.06            CHANGE IN SHELL COMPANY STATUS
                               ---------------------------------------------------------- ---------------------------
                               [Not applicable to ABS issuers]                            Depositor
               -------------------------------------------------------------------------- ---------------------------
               6.01            ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL
                               ---------------------------------------------------------- ---------------------------
                               [Not included in reports to be filed under                 Depositor
                               Section 3.18]
               -------------------------------------------------------------------------- ---------------------------
               6.02            CHANGE OF SERVICER OR TRUSTEE
                               ---------------------------------------------------------- ---------------------------
                               Requires disclosure of any removal, replacement,           Indenture Trustee
                               substitution or addition of any master servicer,
                               affiliated servicer, other servicer servicing 10%
                               or more of pool assets at time of report, other
                               material servicers, certificate administrator or
                               trustee. Reg AB disclosure about any new servicer
                               or trustee is also required.
               -------------------------------------------------------------------------- ---------------------------
               6.03            CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL
                               SUPPORT
                               ---------------------------------------------------------- ---------------------------
                               Covers termination of any enhancement in manner
                               other Depositor or Indenture than by its terms,
                               the addition of an enhancement, or a Trustee
                               material change in the enhancement provided.
                               Applies to external credit enhancements as well
                               as derivatives. Reg AB disclosure about any new
                               enhancement provider is also required.
               -------------------------------------------------------------------------- ---------------------------
               6.04            FAILURE TO MAKE A REQUIRED DISTRIBUTION                    Indenture Trustee
               -------------------------------------------------------------------------- ---------------------------
               6.05            SECURITIES ACT UPDATING DISCLOSURE
                               ---------------------------------------------------------- ---------------------------
                               If any material pool characteristic differs by 5%
                               or Depositor more at the time of issuance of the
                               securities from the description in the final
                               prospectus, provide updated Reg AB disclosure
                               about the actual asset pool.
                               ---------------------------------------------------------- ---------------------------
                               If there are any new servicers or originators              Depositor
                               required to be disclosed under Regulation AB as a
                               result of the foregoing, provide the information
                               called for in Items 1108 and 1110 respectively.
               -------------------------------------------------------------------------- ---------------------------
               7.01            REGULATION FD DISCLOSURE                                   Depositor
               -------------------------------------------------------------------------- ---------------------------
               8.01            OTHER EVENTS
                               ---------------------------------------------------------- ---------------------------
                               Any event, with respect to which information is            Depositor
                               not otherwise called for in Form 8-K, that the
                               registrant deems of importance to security
                               holders.
               -------------------------------------------------------------------------- ---------------------------
               9.01            FINANCIAL STATEMENTS AND EXHIBITS                          The Responsible Party
                                                                                          applicable to reportable
                                                                                          event
----------------------------------------------------------------------------------------- ---------------------------
10-K           Must be filed within 90 days of the fiscal year end for the registrant.
               =======================================================================
               9B              OTHER INFORMATION
                               ---------------------------------------------------------- ---------------------------
                               Disclose any information required to be reported           The Responsible Party for
                               on Form 8-K during the fourth quarter covered by           the applicable Form 8-K
                               the Form 10-K but not reported                             item as indicated above
               -------------------------------------------------------------------------- ---------------------------
               15              EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL               Master Servicer
                               INFORMATION
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1114(B)(2) - CREDIT ENHANCEMENT PROVIDER
                               FINANCIAL INFORMATION

                               Determining applicable disclosure threshold                Indenture Trustee

                               Obtaining required financial information or                Indenture Trustee
                               effecting incorporation by reference
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1115(B) - DERIVATIVE COUNTERPARTY FINANCIAL
                               INFORMATION

                               Determining current maximum probable exposure              Depositor

                               Determining current significance percentage                Indenture Trustee

                               Obtaining required financial information or                Indenture Trustee
                               effecting incorporation by reference
                               ---------------------------------------------------------- ---------------------------
                               Item 1117 - Legal proceedings pending against the
                               following entities, or their respective property,
                               that is material to Certificateholders, including
                               proceedings known to be contemplated by
                               governmental authorities:

                               Sponsor (Seller)                                           Sponsor

                               Depositor                                                  Depositor

                               Trustee                                                    Indenture Trustee

                               Issuing entity                                             Depositor

                               Master Servicer, affiliated Servicer, other                Master Servicer
                               Servicer servicing 20% or more of pool assets at
                               time of report, other material servicers

                               Certificate Administrator                                  Certificate Administrator

                               Originator of 20% or more of pool assets as of             Master Servicer
                               the Cut-off Date

                               Custodian                                                  Custodian
                               ---------------------------------------------------------- ---------------------------
                               Item 1119 - Affiliations and relationships
                               between the following entities, or their
                               respective affiliates, that are material to
                               Certificateholders:

                               Sponsor (Seller)                                           Sponsor

                               Depositor                                                  Depositor

                               Indenture Trustee                                          Indenture Trustee

                               Master Servicer, affiliated Servicer, other                Master Servicer
                               Servicer servicing 20% or more of pool assets at
                               time of report, other material servicers

                               Certificate Administrator                                  Certificate Administrator

                               Originator                                                 Master Servicer

                               Custodian                                                  Custodian

                               Credit Enhancer/Support Provider                           Indenture Trustee

                               Significant Obligor                                        Master Servicer
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1122 - ASSESSMENT OF COMPLIANCE WITH                  Each Party participating
                               SERVICING CRITERIA                                         in the servicing function
                               ---------------------------------------------------------- ---------------------------
                               ITEM 1123 - SERVICER COMPLIANCE STATEMENT                  Master Servicer, Servicer
----------------------------------------------------------------------------------------- ---------------------------

                                    EXHIBIT C

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES] -

         I, ________________________________, the _______________________ of
         [NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Indenture Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Indenture Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

         (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

         (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Indenture Trustee];

         (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

         (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.




         Date:    _________________________



         By:
         Name:    ________________________________
         Title:   ________________________________